As filed with the Securities and Exchange Commission on October 28, 2005.
               Registration No. 2-84751 (BBH Money Market Fund)

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST-EFFECTIVE AMENDMENT NO. 38
                                     AND
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 72



                                  BBH TRUST
              (Exact name of Registrant as specified in charter)
                               40 Water Street
                         Boston, Massachusetts 02109
                   (Address of Principal Executive Offices)
             Registrant's Telephone Number, Including Area Code:
                                (800) 625-5759



                               JOHN A. NIELSON
                 40 Water Street, Boston, Massachusetts 02109
                   (Name and Address of Agent for Service)

                                   Copy to:
                        JOHN E. BAUMGARDNER, JR., ESQ.
                             Sullivan & Cromwell
                  125 Broad Street, New York, New York 10004


It is proposed that this filing will become effective

[] immediately upon filing pursuant to pursuant to paragraph (b)

[X] on _October 31, 2005_ pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on August 31, 2003 pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on __________ pursuant to paragraph (a)(2).

BBH U.S. Money Market Portfolio will also execute this Registration Statement.





                                    BROWN [LOGO]
                                    BROTHERS
                                    HARRIMAN

                                   Prospectus
                                OCTOBER 28, 2005

                          BBH U.S. TREASURY MONEY FUND
                              BBH MONEY MARKET FUND
                            BBH TAX EXEMPT MONEY FUND
                BBH TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

These Securities Have Not Been Approved Or Disapproved By The Securities And Exchange Commission (SEC) Or Any State Securities Commission, Nor Has The SEC Or Any State Securities Commission Passed Upon The Accuracy Or Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

Contents
--------------------------------------------------------------------------------

                                                                            Page

Investment Objective                                                           3

Principal Investment Strategies                                                3

Principal Risk Factors                                                         6

Fund Performance                                                               9

Fees and Expenses of the Funds                                                13

Investment Adviser                                                            15

Shareholder Information                                                       17

Financial Highlights                                                          25

Additional Information                                                        29

The BBH Funds are a mutual fund family that offers a variety of investment goals and strategies. The Funds offered within this prospectus are: BBH U.S. Treasury Money Fund, BBH Money Market Fund, BBH Tax Exempt Money Fund and BBH Tax Free Short/Intermediate Fixed Income Fund, all of which are portfolios of BBH Trust.

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

The investment objective of the BBH U.S. Treasury Money Fund and the BBH Money Market Fund is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the BBH Tax Exempt Money Fund is to provide investors with as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the BBH Tax Free Short/Intermediate Fixed Income Fund is to provide investors with as high a level of income exempt from federal income tax as is consistent with minimizing price fluctuations in net asset value (NAV) and maintaining liquidity. Each Fund's investment objective may only be changed with shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

BBH U.S. Treasury Money Fund

The Investment Adviser of the BBH U.S. Treasury Money Fund invests in securities issued by the U.S. Treasury and backed as to principal and interest payments by the full faith and credit of the United States of America and repurchase agreements collateralized by such securities. These securities are issues of the U.S. Treasury, such as bills, notes and bonds as well as other full faith and credit obligations of the U.S. government.

BBH Money Market Fund

The BBH Money Market Fund invests all of its assets in the BBH U.S. Money Market Portfolio (the "Portfolio"), an investment company that has the same investment objective as the Fund. Brown Brothers Harriman, the Investment Adviser of the Portfolio, invests all of the assets of the Portfolio in short-term securities denominated in U.S. dollars which, at the time of purchase, are rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's Investors Service, Standard & Poor's and Fitch) (NRSRO). The instruments in which the Investment Adviser may invest include U.S. government securities and bank obligations of U.S. and non-U.S. banks (such as certificates of deposit and fixed time deposits), commercial paper, repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, bonds issued by U.S. corporations and obligations of certain supranational organizations. The BBH U.S. Money Market Portfolio invests at least 80% of its assets in securities issued in the U.S.

BBH Tax Exempt Money Fund

The Investment Adviser invests at least 80% of the BBH Tax Exempt Money Fund's assets in municipal securities, the interest on which is exempt from federal income tax and the alternative minimum tax (AMT). The Investment Adviser invests all of the BBH Tax Exempt Money Fund's assets in securities which, at the time of purchase, are either (1) rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs; or (2) if unrated, are of comparable quality as determined by or under the direction of the BBH Tax Exempt Money Fund's Board of Trustees; or (3) do not carry a short-term rating but fall within the maturity parameters of the BBH Tax Exempt Money Fund and carry a long-term debt rating within the two highest debt rating categories by at least two NRSROs. Municipal securities may be fully or partially guaranteed. They may be guaranteed by a pool of underlying U.S. Treasuries (known as "pre-refunded"), local governments or by the credit of a private issuer. Municipal securities may also be guaranteed by the current or anticipated revenues from a specific project or specific assets. Additionally, municipal securities may be guaranteed by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance. The Investment Adviser may invest more than 25% of the BBH Tax Exempt Money Fund's total assets in tax-exempt securities that finance similar projects, such as those relating to education, health care, transportation and utilities.

BBH Tax Free Short/Intermediate Fixed Income Fund

The   Investment   Adviser   invests   at   least   80%  of  the  BBH  Tax  Free
Short/Intermediate Fixed Income Fund's assets in fixed income municipal securities, the interest on which is exempt from federal income tax and AMT. The Investment Adviser invests all of the BBH Tax Free Short/Intermediate Fixed Income Fund's assets in securities which, at the time of purchase, are rated at least Investment Grade by two or more (unless only rated by one) NRSROs or, if unrated, are of comparable quality to Investment Grade securities as judged by the Investment Adviser. Municipal securities may be fully or partially guaranteed. They may be guaranteed by a pool of underlying U.S. Treasuries (known as "pre-refunded"), local governments or by the credit of a private issuer. Municipal securities may also be guaranteed by the current or anticipated revenues from a specific project or specific assets. The securities in which the

Investment Adviser invests may include municipal bonds, notes, commercial paper, variable and floating rate instruments and when-issued and delayed delivery securities. The dollar weighted average maturity of the BBH Tax Free Short/Intermediate Fixed Income Fund's portfolio is expected to range from one to three years.

Principal Risk Factors
--------------------------------------------------------------------------------

The principal risks of investing in each Fund are described below. A shareholder may lose money by investing in the Funds. Market Risk, Interest Rate Risk and Credit Risk discussed below are applicable to each Fund and the Portfolio.

Market Risk:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

Interest Rate Risk:

Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. A major change in rates could cause a Fund's yield to decline. The Tax Free Short/Intermediate Fixed Income Fund invests in longer term obligations which are usually more sensitive to interest rate changes than the shorter-term obligations in which the money market funds invest.

Credit Risk:

Credit risk refers to the likelihood that an issuer or obligor will default on interest or principal payments. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The Investment Adviser invests in securities with a rating of Investment Grade or better, which reduces the Funds' exposure to credit risk. The Tax Exempt Money Fund and the Tax Free Short/Intermediate Fixed Income Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security and the Funds' share price to decline.

Municipal Market Risk:

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a default or bankruptcy. If a security's structure fails to function as intended, the security could become taxable or decline in value.

Concentration Risk:

Because the BBH Tax Exempt Money Fund and the BBH Tax Free Short/Intermediate Fixed Income Fund may invest their assets in municipal securities of issuers financing similar type projects, each Fund may be adversely affected by a particular economic or political event affecting that type project.

Because the BBH U.S. Money Market Portfolio invests a significant portion of its assets in bank obligations, the value of these investments and the net assets of the Portfolio could decline more dramatically as a result of adverse events affecting the bank industry.

Foreign Investment Risk:

Because the BBH U.S. Money Market Portfolio invests in securities issued by non-U.S. banks, the Portfolio is subject to additional risks on these securities such as adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations and the different characteristics of overseas economies and markets. There may be rapid changes in the value of these securities.

Investments  in each  Fund  are  neither  insured  nor  guaranteed  by the  U.S.
government. Shares of each Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency. Although U.S. government agencies and instrumentalities may be chartered or sponsored by acts of congress, their securities are neither issued nor guaranteed by the United States Treasury. Although the BBH Money Market Fund, BBH U.S. Treasury Money Fund and BBH Tax Exempt Money Fund seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in each Fund.

FUND PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table below give an indication of the risks of investing in the BBH U.S. Treasury Money Fund, BBH Money Market Fund, BBH Tax Exempt Money Fund and BBH Tax Free Short/Intermediate Fixed Income Fund. The bar chart shows changes in each Fund's performance from year to year. The table shows how the BBH Tax Free Short/Intermediate Fixed Income Fund's average annual returns for the periods indicated compared to those of the Lehman Brothers 3-Year Municipal Index, a broad-based market index. To be included in the index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date. As of January 1996, the index also includes zero coupon bonds and bonds subject to the AMT. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and it is not possible to invest directly in an index.

For current yield information, please call 1-800-625-5759 toll free, or contact your account representative. When you consider this information, please remember that a Fund's performance (before and after taxes in the case of the BBH Tax Free Short/Intermediate Fixed Income Fund) in past years is not an indication of how a Fund will do in the future.

As of June 30, 2005 the BBH U.S. Treasury Money Fund, BBH Money Market Fund, BBH Tax Exempt Money Fund and BBH Tax Free Short/Intermediate Fixed Income Fund had year-to-date returns of 0.96%, 1.11%, 0.75%, and 0.38%, respectively.

                          BBH U.S. Treasury Money Fund
                       Total Returns (% per calendar year)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  5.16%   4.72%   4.76%   4.63%   4.06%   5.41%   3.63%   1.23%   0.54%   0.64%


                              BBH Money Market Fund
                      Total Returns (% per calendar year)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  5.59%   5.02%   5.16%   5.06%   4.80%   6.00%   3.75%   1.37%   0.72%   0.90%

                            BBH Tax Exempt Money Fund
                       Total Returns (% per calendar year)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                 2000       2001       2002       2003       2004
                 ----       ----       ----       ----       ----
                 3.32%      2.27%      0.92%      0.51%      0.62%

                BBH Tax Free Short/Intermediate Fixed Income Fund
                       Total Returns (% per calendar year)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  7.17%   2.57%   3.98%   4.60%   0.83%   4.36%   5.52%   5.64%   1.57%   0.27%

Highest and Lowest Quarterly Returns (Quarterly 1995-2004)
--------------------------------------------------------------------------------

                                        Highest Return          Lowest Return
                                      ------------------       ----------------
                                                 Quarter                Quarter
                                                  Ended                  Ended
                                                 -------                -------
BBH U.S. Treasury
  Money Fund                          1.40%       Dec-00       0.09%     Mar-04

BBH Money Market Fund                 1.57%      Sept-00       0.14%     Mar-04

BBH Tax Exempt
  Money Fund                          0.87%      Sept-00       0.09%     Sep-04

BBH Tax Free
  Short/Intermediate
  Fixed Income Fund                   2.47%       Mar-95      (1.70)%    Jun-04

Average Annual Total Returns (through December 31, 2004)

                                                1 Year      5 Year     10 Years
                                                ------      ------     --------
BBH U.S. Treasury Money Fund*                    0.64%       2.28%       3.46%

BBH Money Market Fund*                           0.90%       2.53%       3.82%

BBH Tax Exempt Money Fund                        0.62%       1.54%        N/A

BBH Tax Free Short/Intermediate
  Fixed Income Fund
  (Return Before Taxes)                          0.27%       3.60%       3.79%

Return After Taxes on
  Distributions**                                0.22%       3.56%       3.77%

Return After Taxes on
  Distributions and Sale of
  Fund Shares**                                  0.84%       3.47%       3.71%

Lehman Brothers 3-Year
  Municipal Index                                1.78%       4.78%       4.97%

* Total returns are subject to federal income taxes at the Stockholders marginal tax rate, which may be as high as 35%.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of State and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Funds.

Shareholder Fees
--------------------------------------------------------------------------------
(Fees paid directly from an investor's account)

                                                                                   BBH Tax Free Short/
                                BBH U.S. Treasury     BBH Money   BBH Tax Exempt    Intermediate Fixed
                                       Money Fund   Market Fund       Money Fund           Income Fund
                                -----------------     ---------   --------------   -------------------
Maximum Sales Charge
  (Load Imposed on Purchase                  None          None             None                  None

Maximum Deferred Sales
  Charge (Load)                              None          None             None                  None

Maximum Sales Charge
  (Load) Imposed on
  Reinvested Dividends                       None          None             None                  None

Redemption Fee                               None          None             None                  1.0%
Exchange Fee                                 None          None             None                  None

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
(Expenses that are deducted from fund assets as a percentage of average net assets)

                                                                                   BBH Tax Free Short/
                                BBH U.S. Treasury     BBH Money   BBH Tax Exempt    Intermediate Fixed
                                       Money Fund   Market Fund       Money Fund           Income Fund
                                -----------------     ---------   --------------   -------------------
Management Fees                              0.15%         0.10%            0.15%                 0.25%

Distribution (12b-1) Fees                    None          None             None                  None

Other Expenses(1)                            0.41%         0.42%            0.41%                 0.55%
                                             ----          ----             ----                  ----

Total Annual Fund Operating
  Expenses                                   0.56%         0.52%(2)         0.56%                 0.80%
                                             ====          ====             ====                  ====

(1) Other Expenses include:

      Administration Fee                     0.10%         0.13%            0.10%                 0.15%
      Shareholder Servicing Fee              0.23%         0.25%            0.25%                 0.25%

(2) The expenses shown for the BBH Money Market Fund include its share of expenses of the BBH U.S. Money Market Portfolio.

EXAMPLE

The example is intended to help an investor compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Funds for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Funds' operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the Investor's costs would be:

                                                                                      BBH Tax Free Short/
                                BBH U.S. Treasury        BBH Money   BBH Tax Exempt    Intermediate Fixed
                                       Money Fund   Market Fund(1)       Money Fund           Income Fund
                                -----------------   --------------   --------------   -------------------
1 Year                                        $57              $53              $57                   $82

3 Years                                      $179             $167             $179                  $255

5 Years                                      $313             $291             $313                  $444

10 Years                                     $701             $653             $701                  $990

(1) The example above reflects the expenses of both the Fund and the Portfolio.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Investment Adviser to the BBH U.S. Treasury Money Fund, BBH Tax Exempt Money Fund, BBH Tax Free Short/Intermediate Fixed Income Fund and BBH U.S. Money Market Portfolio is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department (SID) to provide investment advice to mutual funds. The SID is registered with the SEC under the Investment Advisers Act of 1940. The Investment Adviser is located at 140 Broadway, New York, NY 10005.

The Investment Adviser provides investment advice and portfolio management services to the Funds and the Portfolio. Subject to the general supervision of the Trustees, the Investment Adviser makes the day-to-day investment decisions, places the purchase and sale orders for the portfolio transactions, and generally manages the investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At June 30, 2005, it managed total assets of approximately $38 billion.

Investment strategies for the Funds and all other fixed income accounts managed by the Advisor are formed by the Fixed Income Strategy Group chaired by Mr. Glenn E. Baker, a partner at Brown Brothers Harriman. All issues eligible for purchase in fixed income accounts managed by the Advisor are approved by the Fixed Income Credit Committee, also chaired by Mr. Baker. The implementation of investment strategies in the Funds and across all other fixed income accounts managed by the Advisor is supervised by Mr. Gregory S. Steier, a senior vice president at Brown Brothers Harriman.

Mr. John Ackler manages the assets of the BBH Money Market Fund and the BBH U.S. Treasury Money Fund on a day-to-day basis. Mr. Ackler holds a B.S. from Philadelphia University and a M.B.A. from Lehigh University and is a Chartered Financial Analyst He joined Brown Brothers Harriman in 1999.

Mr. John C.G. Brownlie manages the assets of the BBH Tax Exempt Money Fund and the BBH Tax Free Short Intermediate Fixed Income Fund on a day-to-day basis. Mr. Brownlie holds a B.A. from Wheaton College. He joined Brown Brothers Harriman in 1995.

The Funds' SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the BBH Tax Free Short/Intermediate Fixed Income Fund.

As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Investment Adviser, under the Investment Advisory Agreements, the Funds pay the Investment Adviser the following annual fees, computed daily and payable monthly:

                                                                      Percentage
                                                                      of Average
                                                                           Daily
                                                                      Net Assets
                                                                      ----------
BBH U.S. Treasury Money Fund                                               0.15%

BBH U.S. Money Market Portfolio                                            0.10%

BBH Tax Exempt Money Fund                                                  0.15%

BBH Tax Free Short/Intermediate Fixed Income Fund                          0.25%

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

NET ASSET VALUE

The Trust normally determines the NAV of each Fund every day the New York Stock Exchange is open for regular trading and the Federal Reserve banks are open for business. The BBH U.S. Treasury Money Fund and BBH Tax Exempt Money Fund each normally calculate their NAV once daily at noon, Eastern time. The BBH U.S. Money Market Portfolio, BBH Money Market Fund and the BBH Tax Free Short/Intermediate Fixed Income Fund each normally calculate their NAV once daily at 4:00 p.m., Eastern time. NAV is the value of a single share of a Fund.

It is anticipated that the NAV per share of the BBH Money Market Fund, BBH U.S. Treasury Money Fund and BBH Tax Exempt Money Fund will remain constant at $1.00. No assurance can be given that this goal can be achieved.

The Trust values the assets of the BBH U.S. Treasury Money Fund, BBH Tax Exempt Money Fund and the BBH U.S. Money Market Portfolio at amortized cost, which is approximately equal to market value. The Trust values the assets in the BBH Tax Free Short/Intermediate Fixed Income Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets of the BBH Tax Free Short/ Intermediate Fixed Income Fund are valued at fair value in accordance with procedures established by the Trustees of the Trust.

Purchase of Shares

The Trust offers shares of each Fund on a continuous basis at its NAV without a sales charge. The Trust reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Trust then executes purchases of Fund shares at the NAV per share next determined after the Trust receives the purchase order, including acceptable payment for such order. Shares of the BBH U.S. Treasury Money Fund, BBH Money Market Fund and BBH Tax Exempt Money Fund are entitled to dividends declared on the day the Trust executes the purchase order on the books of the Trust. Shares of the BBH Tax Free Short/Intermediate Fixed Income Fund are entitled to dividends declared on the next business day following the day the Trust executes the purchase order on the books of the Trust.

An  investor  who has an  account  with an  Eligible  Institution  or  Financial
Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers which currently are as low as $1,000. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. Orders received by an Eligible Institution or a Financial Intermediary will be priced at the NAV next calculated after that Eligible Institution or Financial Intermediary, as agent of the Fund, receives the request in good order from its clients. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares through Citigroup Global Transaction Services, the Funds' Transfer Agent. Such investor's order will be priced at the NAV next calculated after the Fund receives payment. Investors purchasing through the Transfer Agent will be entitled to dividends beginning on the day payment, if by check, is converted into federal funds (normally the business day after the check is received). Such an investor has such shares held directly in the investor's name on the books of the Trust and is responsible for arranging for the payment of the purchase price of Fund shares. Brown Brothers Harriman, the Funds' Shareholder Servicing Agent has established a minimum initial purchase requirement for each Fund of $100,000 and a minimum subsequent purchase requirement for each Fund of $25,000. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.

Redemption of Shares

The Trust executes your redemption request at the next NAV calculated after the Trust receives your redemption request. Shares of the BBH U.S. Treasury Money Fund, BBH Money Market Fund and BBH Tax Exempt Money Fund continue to earn daily dividends declared prior to the business day that the Trust executes the redemption request on the books of the Trust. Shares of the BBH Tax Free Short/Intermediate Fixed Income Fund continue to earn dividends declared through the business day that the Trust executes the redemption request on the books of the Trust.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. Normally, the Trust pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Trust by submitting a redemption request in good order to the Trust through the Shareholder Servicing Agent. The Trust pays proceeds resulting from such redemption directly to shareholders of the BBH U.S. Treasury Money Fund, BBH Money Market Fund and BBH Tax Exempt Money Fund generally on the day the redemption request is executed. Normally, the Trust pays proceeds resulting from such redemption directly to shareholders of the BBH Tax Free Short/Intermediate Fixed Income Fund generally on the next business day after the redemption request is executed.

A shareholder redeeming shares should be aware that the NAV of the shares of the BBH U.S. Treasury Money Fund, BBH Money Market Fund and BBH Tax Exempt Money Fund may, in unusual circumstances, decline below $1.00 per share. Accordingly, a redemption request may result in payment of a dollar amount which differs from the number of shares redeemed.

Redemptions by the Trust

The Shareholder Servicing Agent has established a minimum account size of $100,000 for the Funds, which may be amended from time to time. If the value of a shareholder's holdings in a Fund falls below that amount because of a redemption of shares, the Trust may redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Trust notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution or Financial Intermediary may establish and amend from time to time for their respective customers a minimum account size, each of which is currently lower than that established by the Shareholder Servicing Agent.

Further Redemption Information

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Trust may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

Redemption Fee

With respect to BBH Tax Free Short/Intermediate Fixed Income Fund, Shares that are redeemed within 30 days of purchase are subject to a redemption fee of 1.00% of the total redemption proceeds. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors.

Dividends and Distributions

The net income and substantially all short-term capital gains and losses of the BBH U.S. Treasury Money Fund, BBH Money Market Fund and BBH Tax Exempt Money Fund, if any, are declared as a dividend daily and paid monthly. All of the BBH Tax Free Short/Intermediate Fixed Income Fund's net investment income and a discretionary portion of any net short-term capital gains are declared as a dividend daily and paid monthly.

Determination of each Fund's net income is made each business day immediately prior to the determination of the NAV per share of each Fund. Net income for days other than such business days is determined at the time of the determination of the NAV per share of each Fund on the immediately preceding business day.

Each Eligible Institution or Financial Intermediary may establish its own policy with respect to the reinvestment of dividends in additional Fund shares.

Dividends declared are payable to shareholders of record of the Funds on the date of determination. For the BBH U.S. Treasury Money Fund and BBH Tax Exempt Money Fund, shares purchased through submission of a purchase order prior to noon, Eastern time on such a business day begin earning dividends on that business day. For the BBH Money Market Fund, shares purchased through submission of a purchase order prior to 4:00 p.m., Eastern time on such a business day begin earning dividends on that business day. For the BBH Tax Free Short/Intermediate Fixed Income Fund, shares purchased through submission of a purchase order prior to 4:00 p.m., Eastern time on such a business day begin earning dividends on the next business day. Investors who purchase any Fund through the Transfer Agent are not entitled to earn dividends until payment is converted to federal funds. Shares redeemed do qualify for a dividend on the business day that the redemption is executed. Unless a shareholder whose shares are held directly in the shareholder's name on the books of the

Trust elects to have dividends paid in cash, the Trust automatically reinvests dividends in additional Fund shares without reference to the minimum subsequent purchase requirement.

A shareholder who elects to have dividends paid in cash receives a check in the amount of such dividends. In the event a shareholder redeems all shares held at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares by such shareholder will be subject to the minimum initial purchase requirements. There are no sales charges for the reinvestment of dividends.

Substantially all of the BBH Tax Free Short/Intermediate Fixed Income Fund's realized net long-term capital gains, if any, are declared and paid to shareholders on an annual basis as a capital gains distribution. The Trust may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

Taxes

Dividends of net income and net short-term capital gains, if any, are taxable to shareholders of the BBH U.S. Treasury Money Fund and BBH Money Market Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares.

The BBH Tax Exempt Money Fund and BBH Tax Free Short/Intermediate Fixed Income Fund expect that most of their net income will be attributable to interest on municipal obligations and as a result most of the Funds' dividends to shareholders will not be taxable. The non-exempt portions of dividends are taxable to shareholders of the Funds as ordinary income, whether such dividends are paid in cash or reinvested in additional shares.

The BBH Tax Free Short/Intermediate Fixed Income Fund's capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help an investor understand the financial performance of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report along with the Funds' financial statements, are included in the annual report, which is available upon request.

BBH U.S. TREASURY MONEY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year

                                                                          For the years ended June 30,
                                              ------------------------------------------------------------------------------------
                                              2005                2004                  2003               2002               2001
                                              ----                ----                  ----               ----               ----
Net asset value,
  beginning of year ..............            $1.00              $1.00                 $1.00              $1.00              $1.00
Income from investment
  operations: ....................             0.01              0.001                  0.01               0.02               0.05
  Net investment income
Dividends to shareholders
  from net investment
  income .........................            (0.01)             (0.00)(1)             (0.01)             (0.02)             (0.05)
                                            --------           --------              --------           --------           --------
Net asset value,
  end of year ....................            $1.00              $1.00                 $1.00              $1.00              $1.00
                                            ========           ========              ========           ========           ========
  Total return ...................             1.41%              0.40%                 0.91%              1.95%              5.20%
Ratios/Supplemental data:
  Net assets, end of year
    (000's omitted) ..............          $140,620           $117,172              $136,886           $188,010           $186,039
  Ratio of expenses to
    average net assets
  Net expenses paid
    by Fund ......................             0.56%              0.59%                 0.57%              0.56%              0.55%
  Expense offset
    arrangement ..................             0.01%              0.00%                 0.00%              0.00%              0.00%
                                             --------           --------              --------           --------           --------
    Total expenses ...............             0.57%              0.59%                 0.57%              0.56%              0.55%
  Ratio of net investment
    income to average
    net assets ...................             1.49%              0.39%                 0.92%              1.91%              5.00%

----------
(1)   Less than $0.01 per share.

BBH MONEY MARKET FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year

                                                                          For the years ended June 30,
                                               --------------------------------------------------------------------------------
                                               2005               2004               2003               2002               2001
                                               ----               ----               ----               ----               ----
Net asset value,
  beginning of year .................            $1.00              $1.00              $1.00              $1.00              $1.00
Income from investment
  operations:
  Net investment income .............             0.01               0.01               0.01               0.02               0.05
Dividends to shareholders
  from net investment
  income ............................            (0.01)             (0.01)             (0.01)             (0.02)             (0.05)
                                              ----------         ----------         ----------         ----------         ----------
Net asset value,
  end of year .......................            $1.00              $1.00              $1.00              $1.00              $1.00
                                              ==========         ==========         ==========         ==========         ==========

  Total Return ......................             1.72%              0.59%              1.06%              2.10%              5.57%
Ratios/Supplemental data(1)
  Net assets, end of year
    (000's omitted) .................         $1,258,092         $1,374,802         $1,458,587         $1,381,937         $1,449,742
  Ratio of expenses to
    average net assets ..............             0.52%              0.52%              0.52%              0.51%              0.52%
  Ratio of net investment
    income to average
    net assets ......................             1.70%              0.59%              1.05%              2.08%              5.43%

----------
(1) Ratios include the Fund's share of Portfolio income, expenses paid by the Portfolio and the Portfolio's expense offset arrangement, as appropriate.

BBH TAX EXEMPT MONEY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year

                                                                           For the years ended June 30,
                                                 -------------------------------------------------------------------------------
                                                 2005              2004                 2003              2002              2001
                                                 ----              ----                 ----              ----              ----
Net asset value,
  beginning of year ................            $1.00             $1.00                $1.00             $1.00             $1.00
Income from investment
  operations:
  Net investment income ............             0.01             0.001                 0.01              0.01              0.03
Dividends to shareholders
  from net investment
  income ...........................            (0.01)            (0.00)(1)            (0.01)            (0.01)            (0.03)
                                               --------          --------             --------          --------          --------
Net asset value,
  end of year ......................            $1.00             $1.00                $1.00             $1.00             $1.00
                                               ========          ========             ========          ========          ========
  Total return .....................             1.15%             0.42%                0.72%             1.40%             3.20%
Ratios/Supplemental data:
  Net assets, end of year
    (000's omitted) ...............           $437,646          $452,833             $465,397          $414,143          $199,398
  Net expenses paid by Fund ........             0.56%             0.55%                0.56%             0.53%             0.65%(2)
  Expense offset arrangement .......             0.00%             0.00%                0.01%             0.02%             0.00%
                                               --------          --------             --------          --------          --------
    Total expenses .................             0.56%             0.55%                0.57%             0.55%             0.65%
  Ratio of net investment
    income to average
    net assets .....................             1.15%             0.42%                0.72%             1.28%             3.17%

----------
(1)   Less than $0.01 per share.

(2)   During the year ended June 30, 2001,  the Fund had an agreement with Brown
      Brothers  Harriman Trust Company,  LLC (the  "Administrator")  whereby the
      Administrator paid certain expenses of the Fund and received a fee from the Fund (the "Expense Payment Fee"), computed and paid monthly, such that after such fee the aggregate expenses of the Fund would not exceed 0.65% of the Fund's average daily net assets. Had the expense payment agreement not been in place, the ratio of expenses to average net assets would have been as follows:

  Expenses paid by the Fund                       n/a              n/a                   n/a               n/a              0.62%
  Expense payment arrangement                     n/a              n/a                   n/a               n/a              0.03%
                                                                                                                          --------
  Gross expenses                                  n/a              n/a                   n/a               n/a              0.65%

BBH TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year

                                                                             For the years ended June 30,
                                                  --------------------------------------------------------------------------------
                                                  2005                2004                2003                2002            2001
                                                  ----                ----                ----                ----            ----
Net asset value,
  beginning of year ....................         $10.55              $10.87              $10.73              $10.53          $10.24
                                                --------            --------            --------            -------         -------
Income from investment
  operations:
  Net investment income ................           0.23                0.18                0.25                0.31            0.35
  Net realized and unrealized
    gain (loss) on investments .........          (0.05)              (0.28)               0.18                0.22            0.29
                                                --------            --------            --------            -------         -------
  Total income (loss) from
    investment operations ..............           0.18               (0.10)               0.43                0.53            0.64
                                                --------            --------            --------            -------         -------
Less dividends and
  distributions:
  From net investment income ...........          (0.18)              (0.18)              (0.26)              (0.31)          (0.35)
  From net realized gains ..............          (0.03)              (0.04)              (0.03)              (0.02)             --
                                                --------            --------            --------            -------         -------
  Total dividends and
    distributions ......................          (0.21)              (0.22)              (0.29)              (0.33)          (0.35)
                                                --------            --------            --------            -------         -------
Net asset value,
  end of year ..........................         $10.52              $10.55              $10.87              $10.73          $10.53
                                                ========            ========            ========            =======         =======
  Total return .........................           1.75%              (0.75%)              4.04%               5.14%           6.37%
Ratios/Supplemental data:
  Net assets, end of year
    (000's omitted) ....................         $100,890            $126,434            $107,261            $82,365         $64,592
  Ratio of expenses to
    average net assets:
  Net expenses paid by Fund ............           0.80%               0.80%               0.82%               0.83%           0.77%
  Expense offset arrangement ...........           0.00%(1)            0.00%(1)            0.00%(1)            0.01%           0.06%
                                                --------            --------            --------            -------         -------
    Total expenses .....................           0.80%               0.80%               0.82%               0.84%           0.83%
  Ratio of net investment
    income to average
    net assets .........................           1.68%               1.86%               2.33%               2.90%           3.36%
  Portfolio turnover rate ..............             89%                 90%                 82%                 94%             45%

----------
(1)   Amount is less than 0.01%

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

BBH Money Market Fund

Investment Structure. The Trust seeks to achieve the investment objective of the BBH Money Market Fund by investing all of the Fund's assets in the BBH U.S. Money Market Portfolio, a diversified open-end investment company having the same investment objective as the Fund. Other mutual funds or institutional investors may invest in the BBH U.S. Money Market Portfolio on the same terms and conditions as the Fund. However, these other investors may have different operating expenses which may generate different aggregate performance results. The Trust may withdraw the Fund's investment in the BBH U.S. Money Market
Portfolio at any time as a result of changes in the BBH U.S. Money Market Portfolio's investment objective, policies or restrictions or if the Board of Trustees determines that it is otherwise in the best interests of the Fund to do so.

U.S. Government Securities. The BBH U.S. Money Market Portfolio may invest in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States.

Bank Obligations. The BBH U.S. Money Market Portfolio may invest in U.S. dollar-denominated high quality securities. These securities include negotiable certificates of deposit and fixed time deposits of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof. The BBH U.S. Money Market Portfolio's investments also include obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches. (The BBH U.S. Money Market Portfolio may only invest in obligations of such non-U.S. banks if such bank has more than $500 million in total assets).

Commercial Paper. The BBH U.S. Money Market Portfolio may invest in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand.

BBH Money Market Fund and BBH U. S. Treasury Money Fund

Repurchase Agreements. A repurchase agreement is an agreement in which the seller (the Lender) of a security agrees to repurchase from the BBH U.S. Money Market Portfolio or the BBH U. S. Treasury Money Fund (together, the "Funds") the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The BBH U.S. Money Market Portfolio or the BBH U. S. Treasury Money Fund always receives U.S. Treasury or Agency securities (including mortgage-backed securities) as collateral. Repurchase agreements are subject to credit risk. If the lender defaults and the securities serving as collateral are ineligible securities for the BBH U.S. Money Market Portfolio or the BBH U. S. Treasury Money Fund to purchase, it will liquidate the collateral securities in a time and manner determined by the Investment Adviser to be most beneficial to the Fund.

Other Obligations. Assets of the BBH U.S. Money Market Portfolio may be invested in bonds and asset-backed securities with maturities not exceeding thirteen months, issued by U.S. corporations.

BBH Tax Exempt Money Fund and BBH Tax Free Short/Intermediate Fixed Income Fund

The following information describes the securities each Fund may purchase, the interest on which is exempt from federal income tax may be exempt from the AMT. However, other such securities not mentioned below may be purchased for each Fund if they meet the quality and maturity guidelines set forth in each Fund's investment policies.

Municipal Bonds. Municipal securities are issued to raise money for a variety of purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities provide interest income that is exempt from federal income tax, other than the AMT. They generally have maturities of one year or more. The BBH Tax Exempt Money Fund may purchase Municipal Bonds with a remaining maturity of 397 days or less. These securities include:

o General Obligation Bonds--bonds backed by the municipality's pledge of full faith, credit and taxing power.

o Revenue Bonds--bonds backed by revenues generated by a specific project, facility or tax. These include municipal lease obligations; certificates of participation; municipal water, sewer and power utilities; healthcare facilities; transportation projects; higher education or housing facilities; industrial development and resource recovery bonds.

o Refunded or Escrowed Bonds--general obligation or revenue bonds that have been fully secured or collateralized by an "escrow fund" consisting of U.S. government obligations that can adequately meet interest and principal payments.

o Zero Coupon Bonds--securities issued at a discount from their face value that pays all interest and principal upon maturity.

Other Federal Tax-Exempt Obligations--Any other Federal tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the BBH Tax Exempt Money Fund would be consistent with such Fund's Investment Objectives, Investment Strategies, and permissible under Rule 2a-7 under the Investment Company Act of 1940 as amended.

Stand-by Commitments--When the BBH Tax Exempt Money Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at such Fund's option a specified Municipal Obligation at a specified price with same day settlement.

Municipal Notes. Debt obligations issued by states, local governments and regional authorities which provide interest income that is exempt from regular federal income taxes, other than the AMT. They generally have maturities of less than one year. These securities include:

o Tax and Revenue Anticipation Notes--notes issued in expectation of future taxes or revenues.

o Bond Anticipation Notes--notes issued in anticipation of the sale of long-term bonds.

Municipal Commercial Paper--obligations issued to meet short-term working capital or operating needs.

Variable and Floating Rate Instruments--securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice.

Frequent Trading Policy (BBH Money Market Funds)

Given the short-term nature of the Funds' investments and their use of the amortized cost method for calculating the NAV of Fund Shares, the Funds do not anticipate that in the normal case frequent or short-term trading into and out of the Funds will have significant adverse consequences for the Funds and their shareholders. For this reason and because the Funds are intended to be used as a liquid short-term investment, the Funds' Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Funds' Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of the Funds' portfolios and their performance.

Frequent Trading Policy (BBH Tax Free Short/Intermediate Fixed Income Fund)

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. As described above, the Fund imposes a fee on redemptions or exchanges of Fund Shares within 30 days of the date of purchase. The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, Eligible Institution and Financial Intermediary will contain representations concerning the Eligible Institution's and Financial Intermediary's policies and procedures to monitor and deter market timing.

No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund's portfolio and its performance.

The Fund's objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through an Eligible Institution or a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares.

Portfolio Holdings Information (BBH Tax Free Short/Intermediate Fixed Income Fund, BBH Tax-Exempt Money Fund and BBH U.S. Treasury Money Fund)

Information concerning the Funds' portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

Portfolio Holdings Information (BBH Money Market Fund)

Information concerning the Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Funds' portfolio holdings as of the end of each week is posted on the website approximately 7 days after the end of the month and remains posted until replaced by the information for the succeeding month.

You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Fund's fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

More information on the Funds is available free upon request, including the following:

Annual/Semi-Annual Report

Includes the Funds' financial statements and lists portfolio holdings.

Statement of Additional Information (SAI)

Provides more details about each Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

To obtain information or make shareholder inquiries:

By telephone                        Call 1-800-625-5759

By mail write to the Funds' Shareholder Servicing Agent:

                                    Brown Brothers Harriman
                                    140 Broadway
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:

Text-only versions of Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from:

                                    Brown Brothers Harriman
                                    http://www.bbhfunds.com
                                    SEC http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number 811-03779

                                    BROWN [LOGO]
                                    BROTHERS
                                    HARRIMAN


                      STATEMENT OF ADDITIONAL INFORMATION

                             BBH MONEY MARKET FUND
                           BBH TAX EXEMPT MONEY FUND
               BBH TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND
                          BBH U.S. TREASURY MONEY FUND


                  40 Water Street, Boston, Massachusetts 02109

                                October 28, 2005



     BBH Money Market Fund (the Money Market Fund), BBH Tax Exempt Money Fund (the Tax Exempt Fund), BBH Tax Free Short/Intermediate Fixed Income Fund (the Short/Intermediate Fund) and BBH U.S. Treasury Money Fund (the Treasury Fund) (collectively, the Funds) are separate and diversified series of BBH Trust (Trust), which was organized as a Massachusetts business trust on June 7, 1983 and is a management investment company registered under the Investment Company Act of 1940, as amended (1940 Act).

      The Money Market Fund, the Tax Exempt Fund and the Treasury Fund (the Money Market Funds) are types of mutual funds commonly known as money market funds. The Money Market Funds are designed to be a cost effective and convenient means of making substantial investments in tax exempt or taxable money market instruments.

      The Money Market Fund seeks to achieve its investment objective by investing all of its assets in the BBH U.S. Money Market Portfolio (the Portfolio), a diversified open-end investment company having the same investment objective as the Fund. The Portfolio is organized as a trust under the law of the State of New York. Its Declaration of Trust provides that the Money Market Fund and other entities investing in the Portfolio (i.e., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio.

      The Short/Intermediate Fund is an appropriate investment for investors seeking tax free income returns greater than those provided by tax free money market funds and who are able to accept fluctuations in the net asset value
(NAV) of their investment. The Short/Intermediate Fund is designed to have less price fluctuation, than long term bond funds.

     The Annual Reports of the Funds dated June 30, 2005 have been filed with the Securities and Exchange Commission (SEC) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and are hereby incorporated herein by reference. A copy of the Annual Reports will be provided without charge to each person receiving this Statement of Additional Information (SAI).

     Brown Brothers Harriman is the investment adviser (Investment Adviser) of the Funds and the Portfolio. This SAI is not a prospectus and should be read in conjunction with the Prospectus dated October 28, 2005, as supplemented from time to time, a copy of which may be obtained from the Trust at the address noted above.




                               Table of Contents

                                                                        Page

Investment Objectives and Policies
         BBH Money Market Fund
         BBH Tax Exempt Money Fund
         BBH Tax Free Short/Intermediate Fixed Income Fund
         BBH U.S. Treasury Money Fund
         Securities in Which the Funds Invest
         Investment Restrictions
Management
         Board of Trustees
         Investment Adviser
         Administrators
         Distributor
         Shareholder Servicing Agent
         Financial Intermediaries
         Custodian, Transfer and Dividend Disbursing Agent
Independent Registered Public Accounting Firm
Code of Ethics
Voting Proxies on Fund Portfolio Securities
         Proxy Voting Policies
         Proxy Voting Procedures
         Conflicts of Interest
            Net Asset Value
Computation of Performance
Purchases and Redemptions
Federal Taxes
Description of Shares
Portfolio Brokerage Transactions
Bond, Note and Commercial Paper Ratings
Additional Information
Financial Statements



INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in the Funds' Prospectus concerning the investment objectives and policies of the Funds. There can be no assurance that the investment objectives of the Funds or the Portfolio will be achieved.

MONEY MARKET FUND:

The investment objective of the Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Trust seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the U.S. Money Market Portfolio. The Portfolio pursues its investment objective by investing in high quality, short-term money market instruments. The Money Market Fund invests at least 80% of its assets in securities issued in the United States. The Portfolio adheres to the following operating policies (which may be changed without shareholder or investor approval):

o Interest Rate Risk Control. The average maturity of the Portfolio will be limited to 60 days. Rule 2a-7 under the 1940 Act (Rule 2a-7) and CFTC Rule 1.25 guidelines currently limit the average maturity of a money market fund to 90 days.

o Liquidity. The Portfolio will maintain a minimum of 20% of its net assets in securities with a time to maturity of 7 days or less.

o Issuer Diversification. The Portfolio will not invest more than 3% of its net assets in one or more securities with a time to maturity longer than 7 days issued by a non-government issuer. Rule 2a-7 and CFTC Rule 1.25 guidelines currently allow issuer concentrations of 5%.

o Credit Quality. The Portfolio will maintain a minimum of 50% of its net assets in securities rated A1+ by Standard & Poor's (S&P), and invest the balance of its assets in securities rated A1. Government securities, repurchase agreements and securities maturing in 7 days or less will be considered A1+ for these purposes.

Since the investment characteristics of the Money Market Fund correspond directly to those of the Portfolio, the following, as applicable to the Money Market Fund, is a discussion of the various investments and investment policies and restrictions of the Portfolio. Shareholder composition at the level of the Portfolio's various spoke funds may fluctuate between individual investors and institutional investors and their underlying interest holders (e.g., futures commission merchants), and one or more investors could at any given time hold a significant percentage of a spoke fund's outstanding shares. A large scale redemption by such an investor could cause the Portfolio to sell certain assets at an inopportune time.


TAX EXEMPT FUND:

The investment objective of the Tax Exempt Fund is to achieve a high level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

Under normal circumstances, the Investment Adviser invests at least 80% of the Fund's assets in municipal securities the interest on which is exempt from federal income tax and the alternative minimum tax (AMT).

SHORT/INTERMEDIATE FUND:

The investment objective of the Short/Intermediate Fund is to provide investors with as high a level of income exempt from federal income tax as is consistent with minimizing price fluctuations in NAV and maintaining liquidity. The Short/Intermediate Fund invests primarily in high quality municipal securities and the dollar-weighted average maturity of the Fund's portfolio is expected to range from one to three years.

Under normal circumstances, the Investment Adviser invests at least 80% of the Short/Intermediate Fund's assets in fixed income municipal securities, the interest on which is exempt from federal income tax and the AMT.

Although the Short/Intermediate Fund intends to continue to be fully invested in tax-exempt municipal obligations in order to provide investors with tax-free income, a portion of the assets may be temporarily held in cash or invested in short-term taxable securities if market conditions warrant. These would include obligations issued by the U.S. government, its agencies or instrumentalities, commercial paper issued by corporations, bank obligations (such as certificates of deposit and bankers' acceptances) and repurchase agreements.

The Short/Intermediate Fund invests in high quality municipal securities. At the time of purchase, municipal bond investments either are rated investment grade by S&P (meaning Aaa, Aa, A or Baa), Moody's Investors Service (Moody's) (meaning AAA, AA, A or BBB) or Fitch Ratings (Fitch)(meaning AAA, AA, A or
BBB) or, if unrated, are of comparable quality as judged by the Investment Adviser. At the time of purchase, tax-exempt note and variable interest rate investments either are rated in one of the highest quality categories of S&P (meaning SP-1 or SP-2), Moody's (meaning MIG 1 or MIG 2), or Fitch (meaning F-1+, F-1 or F-2) or, if unrated, are of comparable quality as judged by the Investment Adviser. At the time of purchase, municipal commercial paper investments either are rated in the highest quality category of S&P(meaning A-1), Moody's (meaning Prime-1) or Fitch (meaning F-1+ or F-1) or, if unrated, are of comparable quality as judged by the Investment Adviser. Taxable money market instruments purchased by the Short/Intermediate Fund are of high quality and meet the credit standards established by the Board of Trustees.

The maximum maturity of an issue at the time of purchase is limited to five years. Because bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities, the Fund's dollar-weighted average maturity is designed to lessen the price fluctuation of the Short/Intermediate Fund's NAV.

The Fund is actively managed by a team of investment professionals. (See "Investment Adviser" in the Prospectus.) The Investment Adviser analyzes and monitors economic trends, monetary policy and bond credit ratings on a continuous basis.

The Investment Adviser may, but does not intend to invest the Short/Intermediate Fund's assets in securities in which the interest would be taxable for investors subject to the AMT. Depending on the investor's tax bracket; the Short/Intermediate Fund may provide higher after-tax income than is normally provided by comparable taxable investments. The chart below illustrates the return that a taxable investment would have to yield in order to equal various tax-free returns for the taxable year 2005.


A Taxable Investment Would Have To Yield:

----------------------------------------------------------------------------------------------------------------------------------
TO EQUAL A TAX-       10%            15%               27%                  30%                  35%                 38.6%
 FREE YIELD OF:       Tax            Tax               Tax                  Tax              Tax Bracket*        Tax Bracket*
                   Bracket*       Bracket*          Bracket*             Bracket*
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
       2%            2.2%           2.4%              2.7%                 2.9%                  3.1%                3.3%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
       3%            3.3%           3.5%              4.1%                 4.3%                  4.6%                4.9%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
       4%            4.4%           4.7%              5.5%                 5.7%                  6.2%                6.5%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
       5%            5.6%           5.9%              6.8%                 7.1%                  7.7%                8.1%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
       6%            6.7%           7.1%              8.2%                 8.6%                  9.2%                9.8%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
     *Joint
     return      up to $12,000 $11,001-$46,700  $46,701-$112,850     $112,850-$171,950    $171,950-$307,050     Above $307,050
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                   $6,001-
 *Single return  up to $6,000      $27,950       $27,951-$67,700     $67,701-$141,250     $141,251-$307,050     Above $307,050
----------------------------------------------------------------------------------------------------------------------------------

TREASURY FUND:

The investment objective of the Treasury Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund pursues its investment objective by investing in short-term obligations backed as to principal and interest payments by the full faith and credit of the United States of America. Although investments held for the Fund are issued by the U.S. government, an investment in the Fund is not insured or guaranteed by the U.S. government.

The Fund invests only in securities issued by the U.S. Treasury and backed as to principal and interest payments by the full faith and credit of the United States of America and repurchase agreements collateralized by such securities.

SECURITIES IN WHICH THE FUNDS INVEST

FIXED INCOME SECURITIES DESCRIPTIONS AND TECHNIQUES

Issuers of fixed income securities pay an interest rate that may be either a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will be greater or less than the security's interest rate depending upon whether the cost of the security is less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The table below lists the various types of securities that each Fund may invest. Other Types of securities may become available that are similar to those described below in which each Fund also may invest, if consistent with its investment objective and policies.

-------------------------------------------------------------------------------------------------------
Securities                   Money Market   Treasury Fund Tax Exempt Fund   Short/Intermediate Fund
                                 Fund
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Variable and Floating Rate        Yes                           Yes                   Yes
Instruments
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
US Government Securities          Yes            Yes                                  Yes
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Corporate Debt Securities         Yes
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Commercial Paper                  Yes                           Yes                   Yes
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Zero Coupon Bonds                                               Yes                   Yes
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Bank Obligations                  Yes                                                 Yes
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Municipal Securities                                            Yes                   Yes
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Supranational Agencies            Yes
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Repurchase Agreements             Yes            Yes            Yes                   Yes
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Reverse Repurchase                Yes            Yes
Agreements
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
When-Issued and Delayed           Yes                           Yes                   Yes
Delivery Securities
-------------------------------------------------------------------------------------------------------

VARIABLE AND FLOATING RATE INSTRUMENTS

These are securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Funds, the date of the next interest rate reset is used.

U.S. GOVERNMENT SECURITIES

These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

CORPORATE DEBT SECURITIES

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.




COMMERCIAL PAPER

Assets of a Fund may be invested in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations that are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by the Investment Adviser under the direction of the Board of Trustees. Any commercial paper issued by a non-U.S. corporation must be U.S. dollar-denominated and not subject to non-U.S. withholding tax at the time of purchase. Aggregate investments in non-U.S. commercial paper of non-U.S. issuers cannot exceed 10% of the Funds' net assets. Since the Fund may contain commercial paper issued by non-U.S. corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by a Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

ZERO COUPON BONDS

These are securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of a Fund, a portion of the difference between a zero coupon bond's purchase price and its face value, is taken into account as income.

BANK OBLIGATIONS

Assets of a Fund may be invested in U.S. dollar-denominated negotiable certificates of deposit and fixed time deposits of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (NRSROs) (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by the Investment Adviser under the direction of the Board of Trustees. There is no additional percentage limitation with respect to investments in negotiable certificates of deposit and fixed time deposits of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. Although early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of a Fund are not invested in obligations of Brown Brothers Harriman, or the Distributor, or in the obligations of the affiliates of any such organization. Assets of a Fund are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Fund's net assets would be invested in such deposits.

Since the U.S. Money Market Portfolio may contain U.S. dollar-denominated certificates of deposit and fixed time deposits that are issued by non-U.S. banks and their non-U.S. branches, the Money Market Fund may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Fund from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the Fund and other investors in the Portfolio); however, the Investment Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S. issuers.

MUNICIPAL SECURITIES

Municipal Bonds. These are securities issued by state and local government and regional authorities which provide interest income that is exempt from federal income taxes, other than AMT. They generally have maturities of one year or more. These securities have two principal classifications: general obligations and revenue bonds.
|_|   General Obligations. These securities are backed by the municipality's pledge of full faith, credit and taxing power. Issuers of general obligation bonds include states, counties, cities, towns and regional districts.
|_|   Revenue Obligations.  These securities are backed by revenues generated by a specific project, facility or tax. Revenue Bonds are issued to finance a wide variety of capital projects including municipal water, sewer and power utilities; healthcare facilities; transportation projects; higher education or housing facilities; industrial development and resource recovery bonds and lease-backed bonds (including certificates of participation and municipal lease obligations).
Refunded or Escrowed Bonds. These are general or revenue bonds that have been fully secured or collateralized by an "escrow fund" consisting of U.S. government obligations that can adequately meet interest and principal payments. Refunded bonds often receive a triple A or equivalent rating. Refunded bonds bear the same interest rate and have a very high credit quality. However, as the original bond approaches its pre-refunded date, the bond's price will fall to its pre-refunded price.
Municipal Notes. These are securities issued by state and local government and regional authorities which provide interest income that is exempt from federal income taxes, other than AMT. They generally have maturities of less than one year. These securities include tax, revenue and bond anticipation notes.
Certificates of Participation. Certificates of participation are lease financing agreements in the form of a security that is similar to municipal bonds. If a municipality (lessor) does not have a current need for certain facilities, the facility can be leased to a designated non-profit corporation (Trustee) that would in turn sub-lease the facility to other organizations. The Trustee would then sell certificates of participation in the future sub-lease payments. Like municipal bonds, certificates of participation have a face value, a maturity date and set interest rate. However, unlike municipal bonds, certificates of participation are secured only by ownership of the asset and rights of the lessor to receive rental payments under the lease financing agreement.
Municipal Lease Obligations. These securities are created to finance the purchase of property of public use. The property is then leased to a state or local government and these leases secure the municipal lease obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligation may not be paid. Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of public debt, and may allow an issuer to increase government liabilities beyond constitutional limits. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

SUPRANATIONAL AGENCIES

Obligations of supranational agencies, such as the World Bank, may be supported by appropriated but unpaid commitments of its member countries, although there is no assurance that these commitments will be undertaken in the future.


REPURCHASE AGREEMENTS

A repurchase agreement is an agreement in which the seller (Lender) of a security agrees to repurchase from a Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of a Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of a Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of a Fund in each agreement along with accrued interest. If the Lender defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of a Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for a Fund if, as a result, more than 10% of a Fund's net assets would be invested in such repurchase agreement together with any other investment for which market quotations are not readily available.

A shareholder of the Tax Exempt Fund is subject to state and local income taxes in most jurisdictions on the portion of dividends received from the Tax Exempt Fund which is derived from income from repurchase agreements. It is the intention of the Investment Adviser to minimize the portion of the Tax Exempt Fund's income which is derived from repurchase agreements to the extent practicable.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. This is an agreement in which a Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for a Fund. Proceeds of borrowings under reverse repurchase agreements are invested for a Fund. This is the speculative factor known as "leverage." If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for a Fund as well as the value of securities purchased with the proceeds will decline. In these circumstances, a Fund entering into reverse repurchase agreements may have a negative impact on the ability to maintain a Fund's NAV of $1.00 per share. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for a Fund if, as a result, more than one-third of the market value of a Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of a Fund's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including weekends and holidays) or such longer period as the
(SEC) may prescribe, to an extent that such obligations do not exceed, in the aggregate, one-third of the market value of a Fund's assets, as defined above. A segregated account with the Custodian is established and maintained for a Fund with liquid assets in an amount at least equal to a Fund's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Reverse repurchase agreements may also be entered into for the Treasury Fund, although the current intention is not to do so.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

Securities may be purchased for a Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to a Fund until delivery and payment take place. At the time the commitment to purchase securities for a Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Fund's NAV. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with the Custodian is maintained for a Fund with liquid assets in an amount at least equal to such commitments. Such a segregated account consists of liquid high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for a Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of a Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

LOANS OF PORTFOLIO SECURITIES

Securities of a Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays a Fund any income accruing thereon, and cash collateral may be invested for a Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by a Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to a Fund. Securities of the Funds are not loaned to Brown Brothers Harriman or to any affiliate of the Trust, the Funds or Brown Brothers Harriman. However, Brown Brothers Harriman may act as a security lending agent for the Funds and receive customary fees of its services.

Loans of portfolio securities up to 30% of the total value of the Money Market Fund are permitted and may be entered into for not more than one year.

BORROWING

The 1940 Act permits a registered investment company to borrow money from banks, so long as it maintains asset coverage of 300% for all outstanding borrowings. Funds must reduce the amount of their borrowings within three days if their asset coverage falls below 300%. As a general matter, a fund that borrows money is susceptible to the risk of having to sell portfolio securities at an inopportune time in order to maintain the 300% asset coverage ratio required by the 1940 Act. Borrowing may also exaggerate the impact on a Fund of any increase or decrease in the value of its investments (which would have a corresponding effect on a Fund's share value). Money borrowed is also subject to interest costs.

INVESTMENT RESTRICTIONS

Each Fund will provide shareholders with at least 60 days notice of any changes in its investment policy that is required by Rule 35d-1. This policy shall be interpreted and implemented in accordance with its purpose, which is solely to comply with Rule 35d-1.

The Funds are operated under the following investment restrictions, which are deemed fundamental policies and which may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Fund (see "Additional Information").

The Trust may invest some or all of each Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as a Fund. However, the Trust, with respect to the Funds, may not:

Money Market Fund Only:

      (1) enter into repurchase agreements with more than seven days to maturity if, as a result thereof, more than 10% of the market value of its net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available;

      (2) enter into reverse repurchase agreements which, including any borrowings under investment restriction No. 3, exceed, in the aggregate, one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets;

      (3) borrow money, except as permitted by the 1940 Act and rules thereunder;

      (4) enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than obligations created by when-issued commitments;

      (5) purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of such investments in such industry would exceed 25% of the value of its total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. government securities and negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulations as U.S. banks;

      (6) purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities or other obligations or any one such issuer. This limitation does not apply to issues of the U.S. government, its agencies or instrumentalities;

      (7) make loans, except through the purchase or holding of debt obligations, repurchase agreements or loans of portfolio securities in accordance with its investment objective and policies (see "Investment Objective and Policies");

      (8) purchase or sell puts, calls, straddles, spreads, or any combinations thereof; real estate; commodities; commodity contracts or interests in oil, gas or mineral exploration or development programs. However, bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts may be purchased;

      (9) purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction is not deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

      (10) invest in fixed time deposits with a duration of over seven calendar days, or in fixed time deposits with a duration of from two business days to seven calendar days, if more than 10% of its total assets would be invested in such deposits;

      (11) act as an underwriter of securities; or

      (12) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

Tax Exempt Fund, Short/Intermediate Fund and Treasury Fund:

      (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

      (2) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended in selling a portfolio security;

      (3) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its total net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its total assets are invested in repurchase agreements maturing in more than seven days, or (c) by purchasing subject to the limitation in paragraph 4 below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan; or

      (4) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the its total assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days).

As a fundamental policy, at least 80% of the Tax Exempt and Short Intermediate Fund's assets (defined as net assets plus any borrowings for investment purposes) are invested in securities, the interest on which is exempt from federal income taxation and alternative minimum tax.

Tax Exempt and Treasury Fund Only:

      (1) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained;

      (2) write, purchase or sell any put or call option or any combination thereof;

      (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

      (4) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

      (5) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry; or

      (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

Short/Intermediate Fund Only:

      (1) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or the purchase, ownership, holding, sale or writing of options;

     (2) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and options contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

    (3) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

      (4) concentrate its investments in securities of issuers in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in securities of issuers in any one industry, except that positions in futures or option contracts shall not be subject to this restriction (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuer of such obligations is engaged);

      (5) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

      (6) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than obligations issued by the U.S. government, its agencies or instrumentalities); provided, however, that up to 25% of its total assets may be invested without regard to this restriction (for the purpose of this restriction, it will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues industrial development bonds on behalf of a private entity as a separate issuer); or

     (7) purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. government, its agencies or instrumentalities).

As an operating policy, the Fund has no current intention to engage in options or futures transactions or to lend portfolio securities.

ALL FUNDS:

Each Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of each Fund's total assets is represented by cash; securities issued by the U.S. government, its agencies or instrumentalities; and other securities limited in respect of any one issuer to an amount no greater than 5% of each Funds' total assets (other than securities issued by the U.S. government, its agencies or instrumentalities). For the purpose of this restriction, the Short/Intermediate Fund regards each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues industrial development bonds on behalf of a private entity as a separate issuer.

Non-Fundamental Restrictions. The Funds may not, as a matter of operating policy (except that the Funds may invest all of their assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) Money Market Fund only: purchase more than 10% of all outstanding debt obligations of any one issuer (other than securities issued by the U.S. government, its agencies or instrumentalities);
(ii) invest more than 10% of their net assets (taken at the greater of cost or market value) in illiquid securities; (iii) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that each may invest in securities of other investment companies subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act or subject to an exemptive order issued to the Funds by the SEC; (iv) mortgage, pledge or hypothecate any assets except in connection with one or more borrowings described in Investment Restriction No. 3 (Money Market Fund) or Investment Restriction No. 1 (Tax Exempt Fund, Short/Intermediate Fund and Treasury Fund) and in amounts not to exceed 33 1/3% of the value of their total assets at the time of such borrowing; and (v) Tax Exempt and Treasury Fund only: the Funds may invest more than 5% of their assets in repurchase agreements, although it is the intention of the Investment Adviser to do so only when other means of efficiently investing cash flows is unavailable. These policies are non-fundamental and may be changed without shareholder approval.

Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth below or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

                                   MANAGEMENT


TRUSTEES OF THE TRUST AND THE PORTFOLIO

      Information pertaining to the Trustees of the Trust, Trustees of the U.S. Money Market Portfolio and executive officers of the Trust and U.S. Money
Market Portfolio is set forth below.

---------------------------------------------------------------------------------------------------------------
Name, Birth Date     Position(s)     Term of Office#  Principal Occupation(s)    Number of         Other
and Address          Held with Trust and Length of    During Past 5 Years      Funds in Fund   Director-ships
                                     Time Served                                  Complex     Held by Trustee
                                                                                Overseen by
                                                                                  Trustee^
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Joseph V. Shields    Chairman of     Since 1990       Managing Director,             10             None
Jr.                  the Board and                    Chairman and Chief
                     Trustee                          Executive Officer of
Birth Date: March                                     Shields & Company
17, 1938                                              (registered
                                                      broker-dealer and
Shields & Company,                                    member of New York
140 Broadway New                                      Stock Exchange);
York, NY 10005                                        Chairman of Capital
                                                      Management Associates,
                                                      Inc. (registered
                                                      investment adviser);
                                                      Vice Chairman and
                                                      Trustee of New York
                                                      Racing Association;
                                                      Director of Flowers
                                                      Industries, Inc.
                                                      (diversified food
                                                      company).

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Eugene P. Beard      Trustee         Since 1993       Chairman and CEO of            10       Director of Old
Birth Date: March                                     Westport Asset Fund,                     Westbury Funds
17, 1935                                              Inc.                                       (5 Funds);
372 Danbury Road,
2nd Floor
Wilton, CT
06897-2530
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Richard Carpenter    Trustee         Since 1999       Retired; Director of           10             None
                                                      Investments,
Birth Date: March                                     Pennsylvania Public
17, 1933                                              School Employees'
                                                      Retirement System
10820 North La                                        (until December 1997).
Quinta Drive
Tucson, AZ 85737
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
David P. Feldman     Trustee         Since 1990       Retired; Chairman and          10         Director of
                                                      CEO of AT&T Investment                   Dreyfus Mutual
Birth Date:                                           Management Corporation                  Funds (59 Funds)
November 16, 1939                                     (until May 1997);
                                                      Director of Jeffrey Co.
3 Tall Oaks Drive                                     (1992 to present);
Warren, NJ 07059                                      Director of QMED (1999
                                                      to present).
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Alan G. Lowy         Trustee         Since 1993       Private Investor.              10             None

Birth Date: April
17, 1939

4111 Clear Valley
Drive, Encino, CA
91436
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Arthur D.            Trustee         Since 1992       Retired; Executive Vice        10             None
Miltenberger                                          President and Chief
                                                      Financial Officer of
Birth Date:                                           Richard K. Mellon and
November 8, 1938                                      Sons (until June 1998);
                                                      Vice President and
503 Darlington Road,                                  Treasurer of Richard
Ligonier, PA 15658                                    King Mellon Foundation
                                                      (until June 1998);
                                                      Trustee, R.K. Mellon
                                                      Family Trusts (1951 -
                                                      June 2003); General
                                                      Partner, Mellon Family
                                                      Investment Company IV,
                                                      V and VI; Director of
                                                      Aerostructures
                                                      Corporation (aircraft
                                                      manufacturer) (1996 -
                                                      July 2003).
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Officers
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
John A. Nielsen      President       Since 2004       President of the BBH          N/A       Director of BBH
                                                      Trust, BBH Prime                         Trust Company
Birth Date: July                                      Institutional Money
15, 1943                                              Market Fund, Inc., BBH
                                                      Fund, Inc. and the BBH
140 Broadway New                                      U.S. Money Market
York, NY 10005                                        Portfolio (since
                                                      January 2004); He
                                                      joined Brown Brothers
                                                      Harriman & Co. ("BBH &
                                                      Co.") in 1968 and has
                                                      been a Partner of the
                                                      firm since 1987.
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Nancy D. Osborn      Principal       Since 2002       Assistant Secretary           N/A             N/A
                     Financial                        (since August 2002) and
Birth Date: May 4,   Officer,                         Principal Financial
1966                 Assistant                        Officer and Treasurer
                     Secretary and                    (since December of
140 Broadway New     Treasurer                        2004)to the BBH Trust,
York, NY 10005                                        BBH Prime Institutional
                                                      Money Market Fund,
                                                      Inc., BBH Fund, Inc.
                                                      and the BBH U.S. Money
                                                      Market Portfolio;
                                                      Assistant Vice
                                                      President of BBH & Co.
                                                      since March 2003;
                                                      Associate, BBH & Co.
                                                      (April 1996 - March
                                                      2003).
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Michael F. Hogan     Chief           Since 2005       Chief Compliance              N/A             N/A
                     Compliance                       Officer to the BBH
Birth Date: January  Officer                          Trust, BBH Prime
25, 1963                                              Institutional Money
                                                      Market Fund, Inc., BBH
50 Milk Street                                        Fund, Inc. and the BBH
Boston, MA 02109                                      U.S. Money Market
                                                      Portfolio; Senior Vice
                                                      President of BBH & Co.
                                                      since September 1994;
                                                      Joined BBH & Co. in
                                                      1985.
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Gail C. Jones        Secretary       Since 2002       Secretary of the BBH          N/A             N/A
                                                      Trust, BBH Prime
Birth Date: October                                   Institutional Money
26, 1953                                              Market Fund, Inc., BBH
                                                      Fund, Inc. and the BBH
1001 Liberty Avenue                                   U.S. Money Market
Pittsburgh, PA                                        Portfolio  (since
15222-3779                                            August 2002); Counsel,
                                                      ReedSmith, LLP (since
                                                      October 2002);
                                                      Corporate Counsel
                                                      January 1997 to
                                                      September 2002 and Vice
                                                      President January 1999
                                                      - September 2002 of
                                                      Federated Services
                                                      Company.
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Judith J. Mackin     Vice President  Since 2002       Vice President of the         N/A             N/A
                                                      BBH Trust, BBH Prime
Birth Date: May 30,                                   Institutional Money
1960                                                  Market Fund, Inc., BBH
                                                      Fund, Inc. and the BBH
1001 Liberty Avenue                                   U.S. Money Market
Pittsburgh, PA                                        Portfolio (since August
15222-3779                                            2002); Vice President
                                                      of Federated Services
                                                      Company (since November
                                                      1997).
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Victor Siclari       Assistant       Since 2002       Assistant Secretary of        N/A             N/A
                     Secretary                        the BBH Trust, BBH
Birth Date:                                           Prime Institutional
November 17, 1961                                     Money Market Fund,
                                                      Inc., BBH Fund, Inc.
1001 Liberty Avenue                                   and the BBH U.S. Money
Pittsburgh, PA                                        Market Portfolio (since
15222-3779                                            August 2002); Partner,
                                                      ReedSmith, LLP (since
                                                      October 2002); Vice
                                                      President (March 1996 -
                                                      September 2002); and
                                                      Senior Corporate
                                                      Counsel (July 1998 to
                                                      September 2002) of
                                                      Federated Investors,
                                                      Inc.
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
John C. Smith        Assistant       Since 2002       Assistant Treasurer of        N/A             N/A
                     Treasurer                        the BBH Trust, BBH
Birth Date: August                                    Prime Institutional
2, 1965                                               Money Market Fund,
                                                      Inc., BBH Fund, Inc.
50 Milk Street                                        and the BBH U.S. Money
Boston, MA 02109                                      Market Portfolio (since
                                                      August 2002);Vice
                                                      President (since March
                                                      2005); Assistant Vice
                                                      President (since
                                                      September 2001),
                                                      Associate (September
                                                      2000-August 2001) and
                                                      Senior Analyst (June
                                                      1999 - August 2000) of
                                                      BBH & Co.
---------------------------------------------------------------------------------------------------------------

# Each Trustee holds office until he or she attains the age of 70 (72, in the case of Trustees who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Declaration of Trust. All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust's By-laws).

^ The Fund Complex consists of the Trust, BBH Fund, Inc., BBH Prime Institutional Money Market Fund, Inc., BBH Common Settlement II Fund, Inc. and BBH U.S. Money Market Portfolio.

BOARD OF TRUSTEES

The Board of Trustees, in addition to supervising the actions of the Trust's and Portfolio's Investment Adviser and the Trust's Administrator and Distributor, as set forth below, decide upon matters of general policy with respect to the Trust. The Board meets at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the member of the Board of Trustees who are not "interested persons" thereof (as defined in the 1940 Act) (the "Independent Trustees") review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Independent Trustees are assisted in this process by independent legal counsel.

The Independent Trustees, except for Mr. Shields, serve on an Audit Committee that selects the independent public accounts for the Funds and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.

Messrs. Feldman, Shields and Carpenter serve on a Valuation Committee for the Funds which meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held 12 meetings during the last fiscal year.

Trustee Equity Ownership as Of 12/31/04

----------------------------------------------------------------------------------------------------
Name of Trustee               Dollar Range of Equity          Aggregate Dollar Range of Equity
                                Securities in Funds        Securities in All Registered Investment
                                                            Companies Overseen by Director in BBH
                                                                       Family of Funds
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Joseph V. Shields, Jr.                 None                                 None
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Eugene P. Beard                        None                                 None
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
David P. Feldman                       None                                 None
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Alan G. Lowy                           None                                 None
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Arthur D. Miltenberger                 None                             Over $100,000
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Richard L. Carpenter                   None                                 None
----------------------------------------------------------------------------------------------------

As of September 30, 2005, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Trust, and to the knowledge of the Trust, no person owned beneficially more than 5% of the outstanding shares of any Fund, except as set forth below.

As of September 30, 2005, the Partners of Brown Brothers Harriman and their immediate families owned 50,716,403 shares (4.04%) of the Money Market Fund, 23,372,978 shares (5.56%) of the Tax Exempt Fund, 3,014,266 shares (34.45%) of the Short/Intermediate Fund, and 3,038,635 shares (2.50%) of the Treasury
Fund.

As of September 30, 2005, Brown Brothers Harriman and its affiliates separately have investment discretion over an additional 396,389,182 shares (31.61%) of the Money Market Fund, 190,802,383 shares (45.38%) of the Tax Exempt Fund, 3,240,060 shares (37.03%) of the Short/Intermediate Fund, and 27,277,303 shares (22.48%) of the Treasury Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.

As of September 30, 2005, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding shares:

o BBH U.S. Treasury Money Market Fund: Brown Brothers Harriman Omnibus Account owned approximately 121,331,944 shares (100%)

o BBH Money Market Fund: Brown Brothers Harriman Omnibus Account owned approximately 1,252,858,659 shares (99.9%)

o BBH Tax Exempt Money Fund: Brown Brothers Harriman Omnibus Account owned approximately 420,417,337 shares (100%)

o BBH Tax Free Short/Intermediate Fund: Brown Brothers Harriman Omnibus Account owned approximately 90,781,160 shares (99.1%)

|X|   BBH U.S. Money Market Portfolio: BBH Money Market Fund 1,257,732,254
   shares (39.1%); BBH Prime Institutional Money Market Fund, Inc. owned approximately 1,137,657,834 shares (35.4%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

COMPENSATION

Each member of the Board of Trustees receives a base annual fee of $40,000 and such base annual fee is allocated among all series of BBH Fund, Inc. BBH Trust, BBH U.S. Money Market Portfolio, and BBH Prime Institutional Money Market Fund, Inc. (in each case, based upon their respective net assets). The Chairman of the Board (Mr. Shields) and the Chairman of the Audit Committee (Mr. Miltenberger) receive an additional compensation of $10,000 and $5,000 per year, respectively. In addition, each Trustee receives an additional fee of $2,000 for attending each special Board meetings (meetings of the Board other than the regularly scheduled quarterly Board meetings).

Trustee Compensation for Fiscal Year Ended 6/30/05

----------------------------------------------------------------------------------------
Name of Person, Position      Pension or        Estimated Annual    Total Compensation
                         Retirement Benefits     Benefits upon      from Fund Complex^
                          Accrued as Part of       Retirement        paid to Trustee
                            Fund Expenses
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Joseph V. Shields, Jr.,          None                 None               $50,000
Trustee
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Eugene P. Beard, Trustee         None                 None               $40,000
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Richard L. Carpenter,            None                 None               $40,000
Trustee
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
David P. Feldman,                None                 None               $40,000
Trustee
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Alan G. Lowy, Trustee            None                 None               $40,000
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Arthur D. Miltenberger,          None                 None               $45,000
Trustee
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Name of Person, Position      Aggregate            Aggregate            Aggregate          Aggregate
                          Compensation from    Compensation from    Compensation from    Compensation
                          Money Market Fund     Tax Exempt Fund          Tax Free        from Treasury
                                                                    Short/Intermediate       Fund
                                                                           Fund
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Joseph V. Shields, Jr.,         $9,605               $3,355                $973              $806
Trustee
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Eugene P. Beard, Trustee        $7,684               $2,863                $778              $645
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Richard L. Carpenter,           $7,684               $2,863                $778              $645
Trustee
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
David P. Feldman,               $7,684               $2,863                $778              $645
Trustee
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Alan G. Lowy, Trustee           $7,684               $2,863                $778              $645
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Arthur D. Miltenberger,         $8,645               $3,100                $973              $806
Trustee
--------------------------------------------------------------------------------------------------------

^  See corresponding note to "Management" table, above.

Because of the services rendered to the Trust by the Investment Adviser and the Administrator, the Trust requires no employees other than its officers, and the officers receive no compensation from the Trust or the Funds.

INVESTMENT ADVISER

The Investment Adviser to the U.S. Money Market Portfolio is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department
(SID) to provide investment advice to mutual funds. The SID is registered with the SEC under the Investment Advisers Act of 1940.

Under its Investment Advisory Agreement with the Trust and U.S. Money Market Portfolio, subject to the general supervision of the Trustees and in conformance with the stated policies of the Funds and the Portfolio, Brown Brothers Harriman provides investment advice and portfolio management services to the Funds and the Portfolio. In this regard, it is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Funds and the Portfolio, to place the purchase and sale orders for portfolio transactions of the Funds and to manage, generally, the Funds' and the Portfolio's investments.

The Investment Advisory Agreement among Brown Brothers Harriman, the Portfolio and the Trust, as amended and restated August 4, 2003, remains in effect only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds or the Portfolio, or by the Board of Trustees, and (ii) by a vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Trustees on December 13, 2004. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Board of Trustees or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Trust or the Portfolio, as the case may be (see "Additional Information"). The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to the following percentages of each Fund's average daily net assets:

Fund                           Investment Advisory Fee
                                Paid as Percentage of
                                    Average Daily
                                      Net Assets
U.S. Money Market
Portfolio                               0.10%
Tax Exempt Fund                         0.15%
Tax Free
Short/Intermediate
Fund                                    0.25%
Treasury Fund                           0.15%

--------------------------------------------------------------------------------
Fees incurred for advisory services are given for the fiscal years ended June
30:

Fund                             2005                 2004              2003
U.S. Money Market            $3,034,802            $3,051,272
Portfolio                                                            $3,351,976
Tax Exempt Fund               $711,611              $680,083          $642,805
Tax Free                      $325,073              $304,142
Short/Intermediate Fund                                               $259,728
Treasury Fund                 $190,145              $206,078          $268,131

--------------------------------------------------------------------------------
The investment advisory services of Brown Brothers Harriman to the Funds and the Portfolio are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

Pursuant to a license agreement between the Trust and Brown Brothers Harriman dated November 9, 2001, and a license agreement between the Portfolio and Brown Brothers Harriman dated May 9, 2002, the Trust and each series thereof may use "BBH" in name. The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Trust upon the expiration or earlier termination of any investment advisory agreement between the Trust or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman. Termination of the agreement would require the Trust or Portfolio to change its name and the name of the Funds to eliminate all references to BBH.

Approval of Continuation of Investment Advisory Agreement

At a meeting held on December 13, 2004, the Board of Trustees (the "Board") of BBH Trust (the "Trust"), unanimously approved the renewal of the Investment Advisory Agreement (the "IA Agreement") between the Trust and Brown Brothers Harriman & Co. ("BBH") for an additional one-year term. The following is a summary of the factors the Board took into consideration in making its determination to approve the renewal of the IA Agreement.

Nature, extent and quality of services provided by BBH

The Board noted that, under the IA Agreement in respect of each Fund, BBH, subject to the supervision of the Board, is responsible for providing a continuous investment program and, for each Fund other than the International Fund, makes purchases and sales of portfolio securities consistent with the Fund's investment objective and policies.

The Board considered the scope and quality of services provided by BBH under the IA Agreement and noted that the scope of services provided had expanded over time, primarily, as a result of regulatory developments. The Board noted that, for example, BBH is responsible for maintaining and monitoring its own and, to varying degrees, the Funds' compliance program, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Board considered the quality of the investment research capabilities of BBH and the other resources it has dedicated to performing services for the Funds. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Funds under the IA Agreement.

Costs of Services Provided and Profitability to BBH

At the request of the Board, BBH provided information concerning the profitability of BBH's investment company advisory and other fees and its statement of condition for the recent period and as of December 31, 2003, respectively. The Board also reviewed BBH's profitability data for each Fund, which also included the effect of revenue generated by the shareholder servicing, administration, custody and other fees paid by a Fund. The Board noted that most beneficial owners of the Funds' shares are holding these shares in the context of an overall investment management program for which BBH is the adviser and for which BBH charges an investment management fee. Since BBH excludes the assets in the Funds when calculating its advisory fees for its clients, the Board agreed that it is appropriate in an analysis of Fund profitability to reduce the advisory fees for the Funds by the advisory fees that otherwise would have been earned by BBH on the assets involved.

The Board discussed the difficulty of making comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the Board considered the effect of fall-out benefits on BBH's expenses, as well as the "revenue sharing" arrangements BBH has entered into with certain entities that distribute shares of the Funds. The Board focused on profitability of BBH's relationships with the Funds before taxes and distribution expenses. The Board concluded that it was satisfied that BBH's level of profitability from its relationship with each Fund was not excessive.

The Board also considered the advisory fees of each Fund in comparison to the fees of comparable funds. The Board recognized that the expense ratios for the Funds potentially reflected on BBH's provision of services, as BBH is directly the provider of substantial services and coordinates services provided to the Fund by others. The Board took note of situations in which BBH waived its management fee or reimbursed a Fund's expenses.

Fall-Out Benefits

The Board considered that BBH did not allocate the Funds' portfolio transactions for third party research, although it did benefit from proprietary research received from brokers that execute the Funds' purchases and sales of securities. The Board recognized that the aggregate amount of commissions generated by Fund transactions was unlikely to result in the Funds receiving from full service broker dealers substantial discounts on commission rates. The Board received and reviewed information concerning BBH's policies with respect to allocating portfolio brokerage.

The Board also considered that BBH receives shareholder servicing fees from certain funds, and is the Funds' administrator, custodian and securities lending agent. The Board noted that BBH retained no portion of the 12b-1 fees paid by a Fund that operated with a plan. The Board recognized that BBH's profitability would be somewhat lower if it did not receive proprietary research for commissions or, if it did not receive the other benefits described above.

The Board recognized that most Fund shareholders were also BBH clients, and that substantial assets are invested in the Funds as a result of an overall investment management program for the shareholder. The Board noted that the Funds also derive reputational and other benefits from their association with BBH and their use of the BBH name, which is licensed to the Funds by BBH. Thus, the Board did not believe that BBH revenues associated with its clients should be fairly regarded as "fallout" benefit from the Funds.

Economies of Scale

The Board noted that the Funds' advisory fee schedules do not contain breakpoints. As a result, if assets increase, the fee rates would not be reduced on the incremental assets. There may be other economies of scale because many expenses did not rise (and fall) proportionally to increases (and decreases) in total net assets. The Board noted that BBH had priced the advisory services in recognition of the fact that it was largely its own clients who were shareholders and, accordingly, sought to assure that the cost of advisory service and total expenses for each Fund were fair and reasonable. Consequently, the advisory fees are in the range of institutional separate account fees, which is to say substantially below, even taking into account the BBH administration fees, typical mutual fund fees. In addition, the Board noted that BBH had supported and continued to support certain Funds through fee waivers and expense reimbursements. Based on information they had been provided over many years, the Board observed that in the mutual fund industry as a whole, as well as among funds similar to the Funds, there appeared to be no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. In light of the Fund's current size and expense structure, the Board concluded that it was unnecessary at this time to consider breakpoints.

Investment Results

The Board considered the investment results of each of the Funds as compared to investment companies with its peers and with one or more selected securities indices. In addition to the information received by the Board for the meeting, the Board received detailed performance information for each Fund at each regular Board meeting during the year. At the meeting, the Board reviewed information showing performance of each Fund compared to the peers generally over the 1-, 3-, 5- and since inception periods ended October 31, 2004 and compared to one or more securities indices over comparable periods.

Advisory Fee Rate

The Board considered the advisory fee rate paid by each Fund to BBH. The Board recognized that it is difficult to make comparisons of these fees, and combined advisory and administration fees, because there are variations in the services that are included in the fees paid by other funds.

BBH also manages accounts for institutional clients with investment objectives similar to those of certain Funds. The fee rates payable by the BBH's institutional clients are generally comparable although occasionally lower, than the rates paid by the Funds. BBH reviewed with the Board the significant differences in the scope of services that BBH provides to institutional clients and to the Funds through both the IA and Administration Agreements (the "Admin. Agreements"). For example, BBH provides, among other things, officers (including the Funds' Chief Compliance Officer and officers to provide required certifications) and administrative services, such as shareholder communications, and tax compliance, with the attendant costs and exposure to liability. BBH also coordinates the provision of services to the Funds by nonaffiliated service providers. These services normally are not provided to non investment company clients, and fees charged to the Funds reflect the costs and risks of the additional obligations. The Board also noted that since the Funds are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. Accordingly, the Board did not place significant weight on these fee comparisons.

The following factors specific to BBH Tax Exempt Money Fund also were noted and considered by the Board in deciding to approve the continuation of the IA
Agreements:

The Trustees reviewed information showing performance of the Fund compared to iMoneyNet (Tax Free Retail). The Fund outperformed the Average over all relevant periods. The Trustees also viewed with favor that the Fund's portfolio of investments had an overall high quality while the Fund's total expense ratio was lower that the iMoneyNet Average. The Trustees also noted that the Fund had successfully maintained a stable net asset value of one dollar at all times. Taking into account these comparisons and the other factors considered, the Trustees concluded that the Fund's investment results over time and its total expense ratio had been satisfactory.

The following factors specific to BBH U.S. Treasury Money Fund also were noted and considered by the Board in deciding to approve the continuation of the IA
Agreements:

The Trustees considered the 1-, 3- and 5-year annualized total returns versus the iMoneyNet (Treasury Retail). The Trustees noted favorable comparisons versus that average for the most recent periods and, in their view, immaterial difference over longer ones. Moreover, they had been appropriately advised by BBH about its duration and average weighted maturity decisions during the relevant periods and were satisfied overall with the competitiveness of the performance. The Trustees also noted with favor that the expense ratio was substantially lower than that of the average. The Trustees also noted that the Fund had successfully maintained a stable net asset value of one dollar at all times. Taking into account these comparisons and the other factors considered, the Trustees concluded that the Fund's investment results over time and its total expense ratio had been satisfactory.

The following factors specific to BBH U.S. Money Market Portfolio also were noted and considered by the Board in deciding to approve the continuation of the IA Agreements:

The Trustees reviewed information showing performance of the Fund compared to other funds in the iMoneyNet (1st Tier Institutional). The comparative information showed that the Funds had uniformly superior performance compared to the averages in these categories over all relevant periods. The Trustees also viewed with favor that the total expense ratio was substantially lower than the averages in these categories. The Trustees also noted that the BBH U.S. Money Market Portfolio had maintained a stable net asset value of one dollar at all times. Taking into account these comparisons and the other factors considered, the Trustees concluded that the Funds' investment results over time and expense ratios had been satisfactory.

The following factors specific to BBH Tax Free Short/Intermediate Fixed Income Fund also were noted and considered by the Board in deciding to approve the continuation of the IA Agreements:

The Trustees reviewed information showing performance of the Fund compared to the Lehman 3-Year Municipal Bond Index. The Fund generally lagged the Average over all relevant periods, which resulted from management's decision to construct a defensive portfolio in recent years. The Trustees understood management's decision and were pleased to see a portfolio with higher quality securities and a shorter duration than the Index. The Trustees viewed with favor this performance and noted the benchmark has no fees. The Trustees also noted the Fund's expense ratio was in line with or lower than many Funds of similar size and investment mandate. Taking into account these comparisons and the other factors considered, the Trustees concluded that the Fund's investment results over time and its total expense ratio had been satisfactory.



PORTFOLIO MANAGER INFORMATION (Tax Free Short/Intermediate Fund)


The following information about the Fund's Portfolio Manager is provided as of the end of the Fund's most recently completed fiscal year.

                                    Total Number of Other
 Other Accounts Managed by            Accounts Managed/
 John Brownlie                          Total Assets*
 Registered Investment                1 / $437,646,000
 Companies
 Other Pooled Investment                    None
 Vehicles
 Other Accounts                      35 / $2,067,354,000
* None of the Accounts has an advisory fee that is
based on the performance of the account.
---------------------------------------------------
Dollar value range of shares owned in the Fund: none.


Compensation Structure
Mr. Brownlie is paid a fixed base salary and variable incentives based on his performance and the overall profitability of Brown Brothers Harriman. Base salary is determined within a market competitive salary range, based on his experience and performance, and is reviewed annually. The variable incentives are paid annually after the close of calendar year and are composed of two parts. The potentially largest incentive payment is a performance bonus, which is paid in cash and based on multiple performance criteria using a Balanced Scorecard methodology. The second incentive is participation in a profit sharing plan that allows all employees to share in the success of the Advisor in meeting its profit objectives. This participation is a uniform portion of each employee's base salary and is paid to each employee's 401K account that vests over time.
The most important criterion for establishing Mr. Brownlie's performance bonus is his contribution to the Advisor's Fixed Income Policy Group's strategy/policy formulation process and his effective and consistent implementation of those strategies and policies across all accounts with similar investment objectives and guidelines. Mr. Brownlie's contribution to this process is assessed by the investment leadership overseeing the Fixed Income Policy Group, particularly Mr. Baker and Mr. Steier.





Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars").


The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Advisor monitors a variety of areas, including compliance with account investment guidelines, the inclusion only of securities approved for purchase by the Advisor's Fixed Income Credit Committee, and compliance with the Advisor's Code of Ethics. Finally, the Advisor has structured the portfolio managers' compensation in a manner, and the Funds have adopted policies and procedures, reasonably designed to safeguard a Fund from being negatively affected as a result of any such potential conflicts.


ADMINISTRATORS

Brown Brothers Harriman Trust Company, LLC acts as Administrator of the Trust and the Portfolio. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.

In its capacity as Administrator of the Trust and the Portfolio, Brown
Brothers Harriman Trust Company LLC administers all aspects of the Trust's and the Portfolio's operations subject to the supervision of the Board of Trustees except as set forth above under "Investment Adviser" and below under "Distributor." In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company LLC (i) provides the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust and the Portfolio; (ii) oversees the performance of administrative and professional services to the Trust and the Portfolio by others, including the Transfer and Dividend Disbursing Agent; (iii) provides adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the registration statements and each Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for each Fund and reports to shareholders and the SEC.

The Administration Agreement among the Trust, the Portfolio and Brown Brothers Harriman Trust Company LLC amended and restated August 4, 2003, will remain in effect only so long as the agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Trustees last approved the Administration Agreement on December 13, 2004. The agreement will terminate automatically if assigned by any party thereto and is terminable with respect to the Trust or the Portfolio at any time without penalty by a vote of a majority of the Trustees of the Trust or the Trustees of the Portfolio, as the case may be, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be. The Administration Agreement is terminable by the Board of Trustees or shareholders on 60 days' written notice to Brown Brothers Harriman. The agreement is terminable by the Administrator on 90 days' written notice to the Trust or the Portfolio, as the case may be.

For the services rendered to the Trust and the Portfolio and related expenses borne by Brown Brothers Harriman Trust Company LLC, as Administrator of the Trust, Brown Brothers Harriman Trust LLC receives an annual fee, computed daily and payable monthly, equal to the following annual rate of each Fund's average daily net assets:

                                 Percentage of Average Daily
Fund                                      Net Assets
Money Market Fund                           0.095%
U.S. Money Market
Portfolio                                   0.035%
Tax Exempt Fund                             0.10%
Tax Free
Short/Intermediate Fund                     0.15%
Treasury Fund                               0.10%

--------------------------------------------------------------------------------

Fees incurred for administrative services are given for the fiscal years ended June 30:

Fund                           2005            2004           2003
Money Market Fund          $1,296,056       $1,368,364     $1,377,058
U.S. Money Market          $1,062,181       $1,067,945     $1,173,192
Portfolio
Tax Exempt Fund             $474,407         $453,388       $428,537
Tax Free                    $195,044         $182,485
Short/Intermediate Fund                                     $155,837
Treasury Fund               $126,764         $137,384       $178,754

--------------------------------------------------------------------------------
Pursuant to separate Sub-administrative Services Agreements between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. ("BBH & Co.")(each, a "Sub-administrator"), the Sub-administrators perform such sub-administrative duties for the Funds and the Portfolio as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Sub-administrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices BBH & Co. are located at 140 Broadway, New York, New York 10005. The Sub-administrators' sub-administrative duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Funds and the Portfolio, participating in the preparation of documents required for compliance by the Funds and the Portfolio with applicable laws and regulations, preparing certain documents in connection with meetings of Directors/Trustees and shareholders of the Funds and the Portfolio, and other functions that would otherwise be performed by Brown Brothers Harriman Trust Company, LLC as set forth above (see "Administrator"). For performing such sub-administrative services, each Sub-administrator receives such compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Sub-administrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Funds and the Portfolio, respectively.

DISTRIBUTOR

Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") serves as exclusive Distributor of the Funds' shares. Its offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Distributor's Contract dated as of September 16, 2002 between the Trust and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Contract was first approved by the Independent Trustees of the Trust on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated (i) with respect to the Funds, at any time, without penalty, by the Board of Trustees of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds on not more than ninety (90) days' written notice to Edgewood, and (ii) by Edgewood on ninety (90) days' written notice to the Trust.

SHAREHOLDER SERVICING AGENT

The Trust has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Funds, among other things: answers inquiries from shareholders of and prospective investors in the Funds regarding account status and history, the manner in which purchases and redemptions in each of the Fund's shares may be effected and certain other matters pertaining to the Funds; assists shareholders of and prospective investors in the Funds in designating and changing dividend options, account designations and addresses; and provides such other related services as the Trust or a shareholder of or prospective investor in the Funds may reasonably request. For these services, Brown Brothers Harriman receives from the Funds an annual fee, computed daily and payable monthly, of the average daily net assets of the Funds represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an eligible institution. The fees are set out below.

                                   Percentage of Average Daily
Fund                                        Net Assets
Money Market Fund                             0.25%
Tax Exempt Fund                               0.25%
Tax Free
Short-Intermediate
Fund                                          0.25%
Treasury Fund                                 0.225%

--------------------------------------------------------------------------------
FINANCIAL INTERMEDIARIES
From time to time, the Funds and/or their Shareholder Servicing Agent enter into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Funds who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges or the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Funds. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Fund shares. Customer orders are priced at a Fund's NAV next determined after such order has been accepted by such customer's
Financial Intermediary or its authorized designee. The Funds will be deemed to have received a purchase or redemption order for Fund shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from a Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.

ELIGIBLE INSTITUTIONS
The Trust enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Trust with respect to shareholders of and prospective investors in the Funds who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, each financial institution receives from a Fund an annual fee, computed daily and payable monthly, equal to 0.05% of a Fund's average daily net assets represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
Brown Brothers Harriman, 40 Water Street, Boston, Massachusetts 02109, is the Custodian for the Funds and the Portfolio.

As Custodian for the Funds, it is responsible for holding the Funds' assets (i.e., cash and the Money Market Fund's interest in the U.S. Money Market Portfolio) pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Trust, the Custodian maintains the accounting records for the Fund and each day computes the NAV and net income per share of the Funds.

As Custodian for the Portfolio, it is responsible for maintaining books and records of portfolio transactions and holding the Portfolio's securities and cash pursuant to a custodian agreement with the Portfolio. Cash is held for the Portfolio in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Portfolio, the Custodian maintains the accounting and portfolio transaction records for the Portfolio and each day computes the NAV and net income of the Portfolio.

Citigroup Global Transaction Services, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Funds. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Funds' Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, Boston, Massachusetts is the independent registered public accounting firm for the Funds and Portfolio.

CODE OF ETHICS
The Trust, the U.S. Money Market Portfolio, the Adviser and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code of ethics to invest in securities, including securities that may be purchased or held by a Fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the U.S. Money Market Portfolio, the Adviser and the Distributor are on file with and are available from the SEC (See "Additional Information" below).


VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Investment Adviser authority to vote proxies on the securities held in the Funds' portfolios. The Board has also approved the Investment Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Polices
The Investment Adviser generally will cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer's board of directors and management; and maintain or increase the rights of shareholders.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Investment Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

The Investment Adviser will generally vote for proposals to:

o.....Declassify the board of directors and require annual election of directors
o Require auditor independence where availability of independent candidates is reasonable
o     Ensure shareholders' right to confidential voting
o     Require shareholder vote on any future poison pill
o     Removal of super-majority vote requirements
o     Change to a simple majority vote for shareholders
o     Restrict charitable contributions
o Prevent a company from soliciting/influencing employees' political contributions
o Convert traditional stock option plans to performance-indexed/benchmarked/indexed-based stock option plans
o     Review link between stock option compensation and performance
o     Issue reverse stock splits
o     Repurchase shares when deemed appropriate by management
o     Declare dividends when deemed appropriate by management
o     Appoint external independent auditors
o     Deliver annual reports
o Adjust executive performance-based incentive compensation to exclude non-recurring or non-operating income from the calculation
o Expense stock options on income statement/exceed the requirements of SFAS 123/provide more detailed reporting of stock option accounting.

The Investment Adviser will generally vote against proposals to do the following when the company is in compliance with existing regulation:

o     Classify/stagger the election of directors
o Require adoption of a workplace/vendor code of conduct based on international conventions or require additional reporting
o     Environmental reporting, restrictions or requirements
o     Disclose strategic development planning
o Socially-responsible criteria/social performance/human capital development/employee satisfaction criteria in executive compensation
o     Modify existing Equal Employment Opportunity policy language
o     Specifically restrain international lending practices
o     Require social/environmental/community "sustainability" reports
o Restrict, label, prohibit, require shareholder approval of genetically modified foods or products/activities containing specific chemicals/environmental agents
o     Require specific pension plan offerings for employees
o Restrict or require reporting on political contributions/political lobbying/employees who serve in a governmental capacity
o     Require cumulative voting
o     Impose pharmaceutical price caps/ceilings
o     Initiate or renew poison pills (shareholder rights plans)
o     Reprice stock options
o     Require geographic rotation of annual meetings
o Dictate company activities or require additional reporting regarding military activities/weaponization of space
o     Require a company to pay/increase a dividend or dictate use of cash flow
o Require reporting on anti-predatory lending practices or linking anti-predatory lending practices to executive compensation
o     Form a separate board committee to review sub-prime lending
o Nominate a "wage roll employee" or any other specific category of person to the board
o     Require reporting of cell-phone related accidents
o     Require additional tobacco warnings/smoke-free restaurants and facilities
o     Restrict investment in tobacco, alcohol, gambling or other stocks
o     Require additional reporting or rules concerning animal rights
o     Conversion from closed-end fund to open-end fund
o     Prohibit privatization/require reports on prohibiting privatization
o     Establish a shareholder matching gift plan
o     Link executive compensation to workforce/employee hiring trends
o     Require a fixed date for annual meetings
o     Require additional special reporting about advertising practices
o Issue new shares (stock split) when the proposed new total number of shares is greater than 2 1/2 times the currently outstanding number of shares (10% for international companies, unless use of funds is specified).

The Investment Adviser will review the following types of proposals on a case-by-case basis:

o     Executive severance and compensation arrangements
o     Requirements to hire a proxy voting firm
o     Women/minorities on the board of directors
o     Multiple candidates for the board of directors
o     Composition of the board of directors
o     Independent nominating committee of the board of directors
o     Non-discrimination on the basis of sexual preference
o     Suspension or cancellation of restricted stock program
o     Cap on non-audit fees for auditor
o     Term limits
o     Board committee to review conflicts of interest
o     State of incorporation
o     Separation of role of Chairperson and CEO
o     Require independent chairperson
o     All take over bids

The Investment Adviser will abstain from voting on an increase of Rule 12b-1 fees for open-end mutual funds.

Proxy Voting Procedures
The Investment Adviser has formed a Proxy Review Committee (PRC) to exercise all voting discretion in accordance with the proxy voting policies. The PRC is chaired by a senior investment management portfolio manager who oversees proxy review procedures and opinions. All members of the PRC are investment management employees who are Series 7 and 66 registered, except that there shall be at least one member who is an officer of Brown Brothers Harriman Trust Company. An investment management partner also oversees the activities of the PRC and is consulted on complex proxy issues and general PRC guidelines. In addition, the PRC will consult with a buy-side equity analyst of the Investment Adviser who follows a particular company on certain significant proposals concerning that company, such as mergers. Casting of votes will be performed and recorded by the Investment Adviser's Investment Management Services Proxy Processing Group (IMS) as directed by the PRC. All voting decisions by the PRC will be documented together with the committee's reasoning as to how they arrived at their vote.

Conflicts of Interest
The Investment Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of a Fund (and its shareholders) and those of the Investment Adviser. This may occur when a significant business relationship exists between the Investment Adviser (or its affiliates) and a company involved with a proxy vote. The PRC Chairperson will identify and document known potential or existing conflicts. Once identified, the Chairperson will document the reasons why such voting action should be taken. Additionally, if a member of the PRC becomes conflicted with a proxy voting matter, either directly or indirectly, or through association with that PRC member's business line, he or she must inform the Chairperson of the PRC of their conflicted status and document how and why that individual reached a conflicted status. This record will then be maintained by the IMS as part of the voting record. The conflicted PRC member will then become restricted to voting in the conflicted proxy matter and the Chairperson in charge of the PRC will assign another unrestricted individual to vote on that proxy matter. If the conflict covers all members of the PRC then the Chairperson of the PRC will document the PRC's decision on how to vote the conflicted proxies. In the event of a conflict of interest that is deemed to be irreconcilable by the Chairperson of the PRC, the Chairperson will review the conflict with either the Chairman of the Fund's Board of Directors or the Chairman of the Audit Committee. The voting record on conflicted proxies will be reviewed by the Investment Adviser's Compliance Department for completeness of the documentation.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through BBH's website. Go to www.bbhfunds.com; select "Online Literature/Holdings Report" to access the link to Form N-PX.


      Portfolio Holdings Information (BBH Tax Free Short/Intermediate Fixed Income Fund, BBH Tax-Exempt Money Fund and BBH U.S. Treasury Money Fund)

      Information concerning the Funds' portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

      Portfolio Holdings Information (BBH Money Market Fund)

      Information concerning the Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Funds' portfolio holdings as of the end of each week is posted on the website approximately 7 days after the end of the month and remains posted until replaced by the information for the succeeding month.

You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Fund's fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.


NET ASSET VALUE
The NAV of each of the Fund's Shares is normally determined each day the New York Stock Exchange (NYSE) is open for regular trading and the Federal Reserve banks are open for business. (As of the date of this SAI, the NYSE and banks are open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas.) This determination of NAV of each share of the Funds is made once during each such day as of the close of regular trading on the NYSE by subtracting from the value of each Fund's total assets the amount of liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Funds outstanding at the time the determination is made. It is anticipated that the NAV of each share of the money market funds will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, the Trust and the Portfolio employ specific investment policies and procedures to accomplish this result.

MONEY MARKET FUNDS:

The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the NAV per share of the Money Market Fund is determined. The determination of the value of the Fund's investment in the Portfolio is made by subtracting from the value of the total assets of Portfolio the amount of the Portfolio's liabilities and multiplying the difference by the percentage, effective for that day, which represents the Money Market Fund's share of the aggregate beneficial interests in the Portfolio. The value of the Money Market fund's investment in the Portfolio is normally determined once daily at 4:00 p.m. (Eastern time) on each day the NYSE is open for regular trading and New York banks are open for business.

The Tax Exempt Fund's and Treasury Fund's and the Portfolio's assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the securities held fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. Although the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Funds or the Portfolio would receive if the security were sold.

Pursuant to a rule of the SEC, an investment company may use the amortized cost method of valuation subject to certain conditions and the determination that such method is in the best interests of each Fund's shareholders and the Portfolio's other investors. The use of amortized cost valuations is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the shareholders and investors, the Trustees have established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective of its investors, to stabilize the NAV as computed; (ii) the procedures include periodic review by the Trustees, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the value of the Funds' or the Portfolio's net assets using amortized cost and the value of the Funds' or the Portfolio's net assets based upon available indications of market value with respect to such portfolio securities; (iii) the Trustees will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; and (iv) the Trustees will take such steps as they consider appropriate, such as shortening the average portfolio maturity, realizing gains or losses, establishing the value of the Fund's or the Portfolio's net assets by using available market quotations, or reducing the value of interests in the Fund or the Portfolio, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation.

Such conditions also generally require that: (i) investments be limited to instruments that the Trustees determine present minimal credit risks and which are of high quality as determined by any NRSRO that is not an affiliated person of the issuer of, or any issuer, guarantor or provider of credit support for, the instrument, or, in the case of any instrument that is not so rated, is of comparable quality as determined by the Investment Adviser under the general supervision of the Trustees; (ii) a dollar-weighted average portfolio maturity of not more than 90 days be maintained and no instrument is purchased with a remaining maturity of more than 397 days; (iii) the Funds' and the Portfolio's available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable, if the disposition of a portfolio security results in a dollar-weighted average portfolio maturity of more than 90 days; and (iv) no more than 5% of the Funds' and the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. government securities).

It is expected that each Fund will have a positive net income at the time of each determination thereof. If for any reason a Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Funds would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Funds would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in his or her account which represents his or her share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by his or her investment in any of the Funds.

SHORT/INTERMEDIATE FUND:

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by one or more pricing services, use of which has been approved by the Board of Trustees. In making such valuations, each pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair market value of such securities.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value.

COMPUTATION OF PERFORMANCE

MONEY MARKET FUNDS:

The current and effective yields of the Funds may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Seven-day current yield is computed by dividing the net change in account value (exclusive of capital changes) of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period by the value of that account at the beginning of that period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. The current yield for the seven-day calendar period ended June 30, 2005 was 2.68% for the Money Market Fund, 1.84% for the Tax Exempt Fund, and 2.52% for the Treasury Fund, respectively. In addition, the Trust may use an effective annualized yield quotation for the Fund computed on a compounded basis by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7, and subtracting 1 from the result. Based upon this latter method, the effective annualized yield for the seven-day calendar period ended June 30, 2005 was 2.68% for the Money Market Fund, 1.84% for the Tax Exempt Fund, and 2.54% for the Treasury Fund, respectively.

The yield should not be considered a representation of the yield of the Funds in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held for the Funds, changes in interest rates on investments, and each Fund's expenses during the period.

Yield information may be useful for reviewing the performance of the Funds and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, each Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

The Funds' "yield" and "effective yield" and "tax equivalent yield" may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Such yield figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Funds' investment results and/or comparisons of its investment results to various unmanaged indexes (such as 1-month LIBOR) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes will be used on a consistent basis. The Funds' investment results as used in such communications are calculated in the manner set forth below.

The "yield" of each Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Funds is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

Short/Intermediate Fund:

The average annual total rate of return of the Short/Intermediate Fund is calculated for any period by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

The total rate of return of the Short/Intermediate Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

The annualized total rate of return for the Short/Intermediate Fund for the fiscal year ended June 30, 2005 and the period July 23, 1992 (commencement of operations) to June 30, 2005 were 1.75% and 3.62%, respectively. The total rate of return for the Fund for the five year period ended June 30, 2005 was 3.28%. The total rate of return should not be considered a representation of the total rate of return of the Short/Intermediate Fund in the future since the total rate of return is not fixed. Actual total rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Short/Intermediate Fund and the Short/Intermediate Fund's expenses during the period.

Total rate of return information may be useful for reviewing the performance of the Short/Intermediate Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Short/Intermediate Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

Any "yield" quotation of the Short/Intermediate Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30-day or one-month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Short/Intermediate Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

Any tax equivalent yield quotation of the Short/Intermediate Fund is calculated as follows: If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield is the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield is the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the yield which is not tax-exempt.

The 30-day yield and tax equivalent yield assuming a tax rate of 36% for the period ended June 30, 2005 were 2.13% and 3.33%, respectively. The yield should not be considered a representation of the yield of the Short/Intermediate Fund in the future since the yield is not fixed. Actual yields depend on the type, quality and maturities of the investments held for the Short/Intermediate Fund, changes in interest rates on investments, and the Short/Intermediate Fund's expenses during the period.

The Short/Intermediate Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Short/Intermediate Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the Lehman 3-Year General Obligation Municipal Bond Index or the Merrill Lynch 0-3 Year General Obligation Municipal Bond Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Short/Intermediate Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

PURCHASES AND REDEMPTIONS

A confirmation of each purchase and redemption transaction is issued upon execution of that transaction.

A shareholder's right to any redemption may be suspended for more than seven days: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the NAV of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Redemptions from the Funds are processed once a completed account application with a certified taxpayer identification number has been received.

In the event a shareholder redeems all shares held in a Fund at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares of a Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

The Trust reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

SHORT/INTERMEDIATE FUND ONLY:

The value of shares redeemed may be more or less than the shareholder's cost depending on the Fund's performance during the period the shareholder owned such shares.

FEDERAL TAXES

Each year, the Trust intends to continue to qualify the Funds and elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders. A 4% non-deductible excise tax is imposed on each Fund to the extent that certain distribution requirements for each Fund for each calendar year are not met. The Trust intends to continue to meet such requirements. The Portfolio is also not required to pay any federal income or excise taxes.

Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after June 30, the end of the Trust's fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Trust and each eligible institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

This tax discussion is based on the tax laws and regulations in effect on the date of this SAI; however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

Return of Capital. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution from a Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

Redemption of Shares. Any gain or loss realized on the redemption of shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution.

Treatment of Distributions. The non-exempt portion of dividends is taxable as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. These dividends are not eligible for the dividends-received deduction allowed to corporate shareholders. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held shares of the Funds.

Other Taxes. The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

TREASURY FUND ONLY:

Assets of the Treasury Fund are invested in direct obligations of the U.S. government, the interest from which is specifically exempted from state and local income taxes when held directly by taxpayers. All states by legislation or regulation allow the character of interest income from direct obligations of the U.S. government received by a regulated investment company organized as a series of a Massachusetts business trust, such as the Treasury Fund, to pass through to shareholders. However, a shareholder of the Treasury Fund is subject to state and local income taxes in most jurisdictions on the portion of dividends received from the Fund which is derived from income from repurchase agreements. It is the intention of the Investment Adviser to minimize the portion of the Treasury Fund's income which is derived from repurchase agreements to the extent practicable. The Trust intends to advise shareholders of the proportion of the Treasury Fund's dividends which is derived from interest on direct obligations of the U.S. government.

Shareholders are urged to consult their tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid from the Treasury Fund which is derived from interest on direct obligations of the U.S. government.

TAX EXEMPT AND SHORT/INTERMEDIATE FUND:

The exemption for federal income tax purposes of dividends derived from interest on municipal bonds does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Tax Exempt and Short/Intermediate Funds may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions. Shareholders are advised to consult with their own tax advisors about the status of distributions from the Tax Exempt and Short/Intermediate Funds in their own states and localities.

In accordance with the investment objective of the Tax Exempt and Short/Intermediate Funds, it is expected that the Funds' net income is attributable to interest from municipal bonds and, as a result, dividends to shareholders are designated by the Trust as "exempt interest dividends" under
Section 852(b) (5) of the Code, which may be treated as items of interest excludible from a shareholder's gross income. Although it is not intended, it is possible that the Tax Exempt and Short/Intermediate Funds may realize short-term capital gains or losses from securities transactions as well as taxable interest income depending on market conditions.

In accordance with Section 852(b)(5) of the Code, in order for the Tax Exempt Fund to be entitled to pay exempt interest dividends to shareholders, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must consist of obligations whose interest is exempt from federal income tax.

The Code provides that interest on indebtedness incurred, or continued, to purchase or carry shares of the Tax Exempt or Short/Intermediate Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult with their own tax advisors before purchasing shares of the Tax Exempt or the Short/Intermediate Fund.

MONEY MARKET FUNDS:

To maintain a constant $1.00 per share NAV, the Trustees may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses.

DESCRIPTION OF SHARES

The Trust is an open-end management investment company organized on June 7, 1983, as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Its offices are located at 40 Water Street, Boston, Massachusetts 02109; its telephone number is (800) 625-5759. The Trust's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each Fund share represents an equal proportionate interest in the Fund with each other share. Upon liquidation or dissolution of a Fund, that Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. Shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series vote together in the election or selection of the Trust's Trustees, principal underwriters and auditors for the Trust. Upon liquidation or dissolution of the Trust, the shareholders of each series are entitled to share pro rata in the net assets of their respective series available for distribution to shareholders. The Trust reserves the right to create and issue additional series of shares. The Trust currently consists of four series.

Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee of the Trust. The Trust is not required and has no current intention to hold meetings of shareholders annually but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees of the Trust recommend such sale of assets, the approval by vote of the holders of a majority of the Trust's outstanding shares will be sufficient. The Trust may also be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares.

Share certificates are not issued by the Trust.

The By-Laws of the Trust provide that the presence in person or by proxy of the holders of record of one half of the shares of a Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Trustees of the Trust themselves have the power to alter the number and the terms of office of the Trustees of the Trust, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and to appoint their own successors; provided that at least two-thirds of the Trustees of the Trust have been elected by the shareholders.

The Declaration of Trust provides that, at any meeting of shareholders of a Fund, each Eligible Institution or Financial Intermediary may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

The Trust is an entity of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder's incurring financial loss because of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

Whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will vote its shares without a meeting of shareholders of the Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Trust will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio; the Trust will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Trust votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust's Trustees individually but only upon the property of the Trust and that the Trust's Trustees are not liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trust's Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Portfolio, in which all of the assets of the Money Market Fund are invested, is organized as a trust under the law of the State of New York. The Portfolio's Declaration of Trust provides that the Money Market Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Money Market Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Money Market Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Money Market Fund in the Portfolio.

Each investor in the Portfolio, including the Money Market Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading and New York banks are open for business. At 4:00 p.m. (Eastern time) on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the NAV of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate NAV of the Portfolio as of 4:00 p.m. (Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (Eastern time) on the following business day of the Portfolio.

Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

With respect to the Treasury Fund, the Tax Exempt Fund and the Short/Intermediate Fund, the Trust may, in the future, seek to achieve the Funds' investment objective by investing all of the Funds' investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as those applicable to each Fund. In such event, each Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from each Fund would be reduced. Such an investment would be made only if the Trustees believe that the aggregate per share expenses of each Fund and such other investment company would be less than or approximately equal to the expenses which each Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

It is expected that the investment in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Trust is requested to vote on matters pertaining to the investment company, the Trust would hold a meeting of the Funds' shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Funds' shareholders.

However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Funds' shareholders with respect to (a) any proposal relating to the investment company in which the Funds' assets were invested, which proposal, if made with respect to the Funds, would not require the vote of the shareholders of the Funds, or (b) any proposal with respect to the investment company that is identical, in all material respects, to a proposal that has previously been approved by shareholders of the Funds.

PORTFOLIO BROKERAGE TRANSACTIONS
The securities in which the Funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible, transactions on behalf of the Funds are entered directly with the issuer or from an underwriter or market maker for securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between bid and asked price. The policy of the Funds regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Funds' policies, the Investment Adviser effects transactions with those brokers and dealers who the investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. While reasonably competitive spreads or commissions are sought for the Funds, the Funds will not necessarily be paying the lowest spread or commission available. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Funds or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; and appraisals or evaluations of portfolio securities. For the fiscal years ended June 30, 2003, 2004 and 2005, the portfolio turnover rates for the Tax Free Short/Intermediate Fund were 82%, 90% and 89% respectively.

On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of a Fund or the Portfolio as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Funds or the Portfolio. In some instances, this procedure might adversely affect a Fund or the Portfolio.

Although the Funds and the Portfolio generally hold investments until maturity and do not seek profits through short-term trading, they may dispose of any portfolio security prior to its maturity if they believe such disposition advisable.

It is expected that the investment in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Trust is requested to vote on matters pertaining to the investment company, the Trust would hold a meeting of the shareholders of the Short/Intermediate Fund and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the shareholders of the Short/Intermediate Fund with respect to (a) any proposal relating to the investment company in which the Fund's assets were invested, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the investment company that is identical, in all material respects, to a proposal that has previously been approved by shareholders of the Fund.

BOND, NOTE AND COMMERCIAL PAPER RATINGS

MONEY MARKET FUND ONLY:
There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. Since the Portfolio may contain U.S. dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-U.S. banks and their non-U.S. branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the Fund and other investors in the Portfolio); however, the Investment Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S. issuers. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of Brown Brothers Harriman, or the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.

BOND, NOTE AND COMMERCIAL PAPER RATINGS

Moody's

Aaa, Aa and A - Bonds rated Aaa are judged to be of the "Best Quality". The rating of Aa is assigned to bonds that are of "high quality by all standards", but long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds are generally known as "high grade bonds". The foregoing ratings for bonds are sometimes presented in parentheses preceded with a "con" indicating that the bonds are rated conditionally. Issues rated Aaa or Aa may be further modified by the numbers 1, 2 or 3 (3 being the highest) to show relative strength within the rating category. Bonds for which the security depends upon the completion of some act or upon the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. Bonds rated A are considered as upper medium grade obligations. Principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Standard & Poor's

AAA, AA and A - The AAA rating is the highest rating assigned to debt obligations and indicates an extremely strong capacity to pay principal and interest. Bonds rated AA are considered "high grade", are only slightly less marked than those of AAA ratings and have the second strongest capacity for payment of debt service. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat susceptible to adverse effects or changes in circumstances and economic conditions. Bonds rated AA or A may be modified with a plus (+) or a minus (-) sign to show relative strength within the rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. Although a provisional rating addresses credit quality subsequent to completion of the project, it makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Fitch

AAA, AA and A - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Note and Variable Rate Investment Ratings

Moody's - MIG-1 and MIG-2. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, through not as large as MIG-1.

S&P - SP-1 and SP-2. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+). SP-2 denotes a satisfactory capacity to pay principal and interest.

Fitch - F-1+, F-1 and F-2. Notes assigned F-1+ are regarded as having the strongest degree of assurance for timely payment. An F-1 rating reflects an assurance of timely payment only slightly less in degree than an F-1+ rating. Notes assigned F-2 have a satisfactory degree of assurance for timely payment, but margins of protection are not as great as for issues rated F-1+ and F-1. The symbol LOC may follow a note rating which indicates that a letter of credit issued by a commercial bank is attached to the note.

Corporate Commercial Paper Ratings

Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1 indicates highest quality repayment capacity of rated issue.

S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A-1 have the greatest capacity for timely payment. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

Fitch - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1+ issues are regarded as having the strongest degree of assurance for timely payment. An F-1 rating reflects an assurance of timely payment only slightly less in degree than an F-1+ rating. The symbol LOC may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper.

Other Considerations

The ratings of S&P, Moody's and Fitch represent their respective opinions of the quality of the securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields and securities of the same maturity and coupon with different ratings may have the same yield.

Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt;
(vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

ADDITIONAL INFORMATION

As used in this SAI and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of
(i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

A copy of the Declaration of Trust establishing the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts.

Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Money Market Fund. However, these other investors may have different operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolio is available from Brown Brothers Harriman.

The Trust may withdraw the Money Market Fund's investment in the Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Trustees of the Trust determines that it is otherwise in the best interests of the Money Market Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Money Market Fund in another pooled investment entity or the retaining of an investment adviser to manage the Money Market Fund's assets in accordance with the investment policies described above with respect to the Portfolio. In the event the Trustees of the Trust were unable to accomplish either, the Trustees will determine the best course of action.

FINANCIAL STATEMENTS

The Annual Reports of the Funds dated June 30, 2005 have been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. Copies of the Annual Reports will be provided without charge to each person receiving this SAI.

Appendix - Listing of Service Providers
The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Legal Counsel
Sullivan & Cromwell LLP
Service Providers
Federated Services Company
Edgewood Services, Inc.
ReedSmith LLP
Security Pricing Services
ITG, Inc.
FT Interactive
Reuters, Inc.
Ratings Agencies
Interactive Date Corp
Moody's Investor Service
Standard & Poor's




                           PART C BBH USTMF & TEMF
                              OTHER INFORMATION

ITEM 22  EXHIBITS:

            (a)   (i)   Conformed copy of Amended and Restated Declaration of
Trust of the Registrant; (10)
                  (ii)  Conformed copy of Certificate of Amendment to the
Declaration of Trust of the                     Registrant; (16)
                  (iii) Designation of Series of The 59 Wall Street U.S. Treasury Money Fund; (10)
                  (iv)  Designation of Series of The 59 Wall Street Tax Free
Short/Intermediate Fixed Income                       Fund; (10)
                  (v)   Designation of Series of The 59 Wall Street Tax
Exempt Money Fund; (11)
                  (vi)  Redesignation of Series of BBH Money Market Fund, BBH
U.S. Treasury Money                 Fund, BBH Tax Free Short/Intermediate Fixed
Income Fund and BBH Tax Exempt                  Money Fund; (16)
            (b)   (i)   Copy of By-Laws of the Registrant; (10)
                  (ii) Conformed copy of Amendment #2 of the By-Laws of the Registrant; (17)
            (c)         Not Applicable;
            (d)   (i)   Conformed copy of Advisory Agreement with respect to The
59 Wall Street Money                Market Fund; (7)
                  (ii)  Conformed copy of Advisory Agreement with respect to
The 59 Wall Street U.S. Treasury                 Money Fund; (10)
                  (iii) Conformed copy of Advisory Agreement with respect to
The 59 Wall Street Tax
                        Free Short/Intermediate Fixed Income Fund; (8)
                  (iv)  Conformed copy of Amended and Restated Investment
Advisory Agreement                        with respect to the Tax Free
Short/Intermediate Fixed Income Fund; (16)
                  (v)   Conformed copy of Investment Advisory Agreement with
respect to the Tax Exempt                 Money Fund; (16)
                  (vi)  Conformed copy of the Amended and Restated Advisory
Agreement of the Registrant;              (*)
            (e) Conformed copy of the Distribution Agreement of the Registrant; (*)
            (f)         Not Applicable;
            (g)   (i)   Conformed copy of Custody Agreement of the
Registrant; (1)
                  (ii) Conformed copy of Custody Agreement with Brown Brothers Harriman & Co.; (14)
                  (iii) Conformed copy of the Transfer Agency Agreement of
the Registrant; (1)
                  (iv) Conformed copy of Transfer Agency Agreement with Forum Financial Services; (13)
                  (v)   Conformed copy of Amended and Restated Transfer Agency
Agreement with                            Forum Financial Services; (13)
                  (vi) Conformed copy of Addendum and Second Amendment to Amended and Restated Transfer Agency Agreement of the
Registrant; (17)
            (h)   (i)   Conformed copy of Amended and Restated Administration
Agreement of the                    Registrant; (9)
                  (ii)  Conformed copy of Administration Agreement with Brown
Brothers Harriman Trust                   Company LLC; (14)
                  (iii) Conformed copy of Amended and Restated Administration
Agreement with                      Brown Brothers Harriman Trust Company, LLC;
(17)
                  (iv) Conformed copy of Subadministrative Services Agreement of the Registrant; (16)
                  (v)   Conformed copy of License Agreement of the
Registrant; (2)
                  (vi)  Conformed copy of Shareholder Servicing Agreement of the Registrant; (9)
                  (vii) Conformed copy of Eligible Institution Agreement of
the Registrant; (9)
                  (viii)      Form of Expense Reimbursement Agreement with
respect to The 59 Wall Street                         Money Market Fund; (6)
                  (ix)  Form of Expense Reimbursement Agreement with respect
to The 59 Wall Street                     U.S. Treasury Money Fund; (6)
                  (x)   Form of Expense Reimbursement Agreement with respect
to The 59 Wall Street                     Tax Free Short/Intermediate Fixed
Income Fund; (7)
                  (xi)  Conformed copy of Expense Reimbursement Agreement
with respect to The 59                    Wall Street Tax Exempt Money Fund;
(11)
                  (xii) Conformed copy of Expense Reimbursement Agreement
with respect to BBH                       Trust, BBH Fund, Inc. and BBH
Common Settlement II, Inc.; (16)
            (i)         Conformed copy of Opinion of Counsel (including
consent) of the Registrant; (12)
            (j)         Conformed copy of Consent of Independent Registered
Public Accounting Firm                    with respect to BBH U.S. Treasury
Money Market Fund and BBH Tax Exempt                        Money Fund; (*)
            (k)         Not Applicable;
            (l)         Conformed copy of Purchase Agreement of the
Registrant; (1)
            (m)         Not Applicable;
            (n)         Not Applicable;
            (o)   (i)   Conformed copy of Power of Attorney of the President
(Principal Executive Officer), Vice                   President and Treasurer
(Principal Accounting Officer and Principal Financial Officer, and
Trustees of the Registrant; (15)
                  (ii)  Conformed copy of Power of Attorney of the President
(Principal Executive                      Officer) of the Registrant; (16)
            (p)   (i)   Conformed copy of Code of Ethics of Edgewood Services,
Inc., a subsidiary of Federated Investors, Inc.; (15)
                  (ii)  Conformed copy of Code of Ethics of the Registrant;
(16)

*  All Exhibits have been electronically filed.

(1)      Filed with Amendment No. 1 to this Registration Statement on October
28, 1983.
(2)      Filed with Amendment No. 10 to this Registration Statement on August
31, 1990.
(3) Filed with Amendment No. 11 to this Registration Statement on February 14, 1991.
(4)      Filed with Amendment No. 14 to this Registration Statement on June
15, 1992.
(5) Filed with Amendment No. 15 to this Registration Statement on October 27, 1992.
(6) Filed with Amendment No. 16 to this Registration Statement on October 27, 1992.
(7) Filed with Amendment No. 17 to this Registration Statement on September 3, 1993.
(8) Filed with Amendment No. 18 to this Registration Statement on September 3, 1993.
(9) Filed with Amendment No. 19 to this Registration Statement on September 3, 1993.
(10) Filed with Amendment No. 30 to this Registration Statement on October 27, 1995.
(11) Filed with Amendment No. 41 to this Registration Statement on November 30, 1998.
(12) Filed with Amendment No. 55 to this Registration Statement on November 1, 1999.
(13) Filed with Amendment No. 61 to this Registration Statement on September 29, 2000.
(14) Filed with Amendment No. 64 to this Registration Statement on October 26, 2001.
(15) Filed with Amendment No. 68 to this Registration Statement on October 28, 2002.
(16) Filed with Amendment No. 68 to this Registration Statement on October 24, 2003.
(17) Filed with Amendment No. 72 to this Registration Statement on October 28, 2005.



ITEM 23.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


         See "Trustees and Officers" in the Statement of Additional Information filed as part of this Registration Statement.


ITEM 24.    INDEMNIFICATION.

         As permitted by Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Article VII of the Registrant's By-Laws, officers, Trustees, employees and agents of the Registrant may be indemnified against certain liabilities in connection with the Registrant.
As permitted by Section 17(i) of the 1940 Act, pursuant to Section 5 of the Distribution Agreement, Edgewood Services, Inc., as Distributor of shares of each series of the Registrant, may be indemnified against certain liabilities which it may incur. Such Article VII of the By-Laws and Section 5 of the Distribution Agreement are hereby incorporated by reference in their entirety.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer of controlling person of the Registrant or the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person or the principal underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 25.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         The investment adviser of the Registrant's U.S. Treasury Money Fund and Tax Exempt Money Fund, Brown Brothers Harriman & Co. ("BBH & Co."), is a New York limited partnership. BBH & Co. conducts a general banking business and is a member of the New York Stock Exchange, Inc.

         To the knowledge of the Registrant, none of the general partners or officers of BBH & Co. is engaged in any other business, profession, vocation or employment of a substantial nature.


Item 27.    Principal Underwriters:



            (a) Edgewood Services, Inc. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant: BBH Fund, Inc., BBH Trust, Excelsior Funds, Inc., Excelsior Institutional Trust, Excelsior Tax-Exempt Funds, Inc., Hibernia Funds, The Huntington Funds, Huntington VA Funds, MTB Group of Funds and WesMark Funds.

            (b)
            (1)                     (2)                           (3)
Name and Principal            Positions and Offices         Positions and
Offices

 Business Address                With Distributor            With Registrant

Charles L. Davis, Jr.         President,
5800 Corporate Drive          Edgewood Services, Inc.             --
Pittsburgh, PA 15237-7002

Thomas R. Donahue             Director and Executive              --
5800 Corporate Drive          Vice President,
Pittsburgh, PA 15237-7002     Edgewood Services, Inc.

Peter J. Germain              Director,                           --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

John B. Fisher                Director,
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002


James F. Getz                 Director,                           --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002


Denis McAuley II              Director and Treasurer              --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002


Christine Johnston            Vice President,                     --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

C. Todd Gibson                Secretary,                          --
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

Richard A. Novak              Assistant Treasurer,
5800 Corporate Drive          Edgewood Services, Inc.
Pittsburgh, PA 15237-7002

(c)         Not applicable


ITEM 27.    LOCATION OF ACCOUNTS AND RECORDS.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of:

          BBH Trust
         40 Water Street
         Boston, MA 02109

         Brown Brothers Harriman
         59 Wall Street
         New York, NY 10005
         (investment adviser)

         Brown Brothers Harriman Trust Company, LLC
         63 Wall Street
         New York, NY 10005
         (administrator)

         Federated Services Company
         Federated Investors Tower
         1001 Liberty Avenue
         Pittsburgh, PA 15222-3779
         (subadministrator)

         Edgewood Services, Inc.
         Federated Investors Tower
         1001 Liberty Avenue
         Pittsburgh, PA 15222-3779
         (placement agent)

         Brown Brothers Harriman & Co.
         40 Water Street
         Boston, MA 02109
         (custodian)

         Forum Financial Services, LLC
         Two Portland Square
         Portland, ME 04101
         (transfer agent)


ITEM 28.    MANAGEMENT SERVICES.

         Other than as set forth under the caption "Management of the Trust" in the Prospectus constituting Part A of this Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 29     UNDERTAKINGS.

         (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, BBH Trust (BBH U.S. Treasury Money Fund & BBH Tax Exempt Money Fund), certifies that it meets all of the requirement for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh, Pennsylvania on the 28th day of October, 2005.

                                  BBH TRUST

                           By: /s/ JOHN A. NIELSON
                          John A. Nielson, President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated above.

SIGNATURE                                                               TITLE

/s / JOSEPH V. SHIELDS, JR.                                       Trustee and
(J.V. Shields, Jr.)
Chairman of the Board

/s/ JOHN A. NIELSON                             President (Principal
(John A. Nielson)                                                 Executive
Officer)


/s/ EUGENE P. BEARD                                         Trustee
(Eugene P. Beard)

/s/ DAVID P. FELDMAN                                        Trustee
(David P. Feldman)

/s/ ARTHUR D. MILTENBERGER                      Trustee
(Arthur D. Miltenberger)

/s/ ALAN G. LOWY
Trustee
(Alan G. Lowy)

/s/ RICHARD L. CARPENTER                                    Trustee
(Richard L. Carpenter)

/s/ J. ANGUS IVORY                                                Trustee
(J. Angus Ivory)

/s/ MICHAEL D. MARTINS                                Treasurer, Vice
President,
(Michael D. Martins)                                              Principal
Accounting

Officer and Principal Financial

Officer